EXHIBIT 10.1

Conformed Version

AMETEK, INC.

_______________________________

NOTE PURCHASE AGREEMENT
_______________________________

Dated as of August 30, 2007

$270,000,000 6.20% Series A Senior Notes due December 18, 2017
$100,000,000 6.30% Series B Senior Notes due December 18, 2019
$80,000,000 6.35% Series C Senior Notes due July 16, 2018

1. THE NOT	ES	1
2.	SALE AND PURCHASE OF NOTES		2
3.	CLOSINGS		2
	3.1.	First Closing	2
	3.2.	Second Closing	2
	3.3.	Failure of the Company to Deliver; Failure to Satisfy Closing Conditions	3
4.	CONDITIONS TO CLOSING		3
	4.1.	Representations and Warranties	3
	4.2.	Performance; No Default	3
	4.3.	Compliance Certificates	3
	4.4.	Opinions of Counsel	4
	4.5.	Purchase Permitted By Applicable Law, etc	4
	4.6.	Sale of Other Notes	4
	4.7.	Payment of Special Counsel Fees	4
	4.8.	Private Placement Number	4
	4.9.	Changes in Corporate Structure	5
	4.10.	Funding Instructions	5
	4.11.	Proceedings and Documents	5
5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY		5
	5.1.	Organization; Power and Authority	5
	5.2.	Authorization, etc	5
	5.3.	Disclosure	6
	5.4.	Organization and Ownership of Shares of Subsidiaries	6
	5.5.	Financial Statements, etc	7
	5.6.	Compliance with Laws, Other Instruments, etc	7
	5.7.	Governmental Authorizations, etc	7
	5.8.	Litigation; Observance of Agreements, Statutes and Orders	8
	5.9.	Taxes	8
	5.10.	Title to Property; Leases	8
	5.11.	Licenses, Permits, etc	9
	5.12.	Compliance with ERISA	9
	5.13.	Private Offering by the Company	10
	5.14.	Use of Proceeds; Margin Regulations	10
	5.15.	Existing Indebtedness; Future Liens, etc	11
	5.16.	Foreign Assets Control Regulations, etc	11
	5.17.	Status under Certain Statutes	11
	5.18.	Environmental Matters	12
	5.19.	Ranking	12
6.	REPRESENTATIONS OF THE PURCHASER		12
	6.1.	Purchase for Investment	12
	6.2.	Source of Funds	13
7.	INFORMATION AS TO COMPANY		14
	7.1.	Financial and Business Information	14
	7.2.	Officer’s Certificate	17
	7.3.	Inspection	18
8.	PREPAYMENT OF THE NOTES		18
	8.1.	Optional Prepayments with Make-Whole Amount	19
	8.2.	Notice of Prepayment; Make-Whole Computation	19
	8.3.	Allocation of Partial Prepayments	19
	8.4.	Maturity; Surrender; etc	19
	8.5.	Purchase of Notes	20
	8.6.	Make-Whole Amount	20
	8.7.	Prepayment in Connection with a Change of Control	21
	8.8.	Prepayment in Connection with the Disposition of Certain Assets	21
9.	AFFIRMATIVE COVENANTS		21
	9.1.	Compliance with Laws	21
	9.2.	Insurance	22
	9.3.	Maintenance of Properties; Books and Records	22
	9.4.	Payment of Taxes	22
	9.5.	Corporate Existence, etc	23
	9.6.	Ranking	23
10.	NEGATIVE COVENANTS		23
	10.1.	Certain Financial Conditions	23
	10.2.	Liens	24
	10.3.	Disposition of Assets	25
	10.4.	Merger, Consolidation, etc	26
	10.5.	Transactions with Affiliates	27
	10.6.	Terrorism Sanctions Regulations	27
11.	EVENTS OF DEFAULT		27
12.	REMEDIES ON DEFAULT, ETC		29
	12.1.	Acceleration	29
	12.2.	Other Remedies	30
	12.3.	Rescission	30
	12.4.	No Waivers or Election of Remedies, Expenses, etc	30
13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		31
	13.1.	Registration of Notes	31
	13.2.	Transfer and Exchange of Notes	31
	13.3.	Replacement of Notes	31
14.	PAYMENTS ON NOTES		32
	14.1.	Place of Payment	32
	14.2.	Home Office Payment	32
15.	EXPENSES, ETC		33
	15.1.	Transaction Expenses	33
	15.2.	Survival	33
16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT			33
17.	AMENDMENT AND WAIVER		34
	17.1.	Requirements	34
	17.2.	Solicitation of Holders of Notes	34
	17.3.	Binding Effect, etc	35
	17.4.	Notes Held by Company, etc	35
18.	NOTICES		35
19.	REPRODUCTION OF DOCUMENTS		36
20.	CONFIDENTIAL INFORMATION		36
21.	SUBSTITUTION OF PURCHASER		37
22.	MISCELLANEOUS		37
	22.1.	Successors and Assigns	37
	22.2.	Construction	37
	22.3.	Jurisdiction and Process	38
	22.4.	Payments Due on Non-Business Days	39
	22.5.	Severability	39
	22.6.	Accounting Terms	39
	22.7.	Counterparts	39
	22.8.	Governing Law	40

Schedules and Exhibits

Schedule A	—	Information as to Purchasers
Schedule B	—	Defined Terms
Schedule 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock, etc.
Schedule 5.5	—	Financial Statements
Schedule 5.15	—	Existing Indebtedness
Schedule 5.18	—	Environmental Matters
Exhibit 1(a)	—	Form of 6.20% Series A Senior Note due December 18, 2017
Exhibit 1(b)	—	Form of 6.30% Series B Senior Note due December 18, 2019
Exhibit 1(c)	—	Form of 6.35% Series C Senior Note due July 16, 2018

AMETEK, INC.
37 North Valley Road, Building 4
Paoli, Pennsylvania 19301-0801

6.20% Series A Senior Notes due December 18, 2017
6.30% Series B Senior Notes due December 18, 2019
6.35% Series C Senior Notes due July 16, 2018

As of August 30, 2007

To each of the Purchasers

listed in Schedule A hereto:

Ladies and Gentlemen:

AMETEK, INC., a Delaware corporation (together with its permitted successors and assigns hereunder, the “Company”), agrees with each of the purchasers whose names appear at the end hereof as follows:

1.	THE NOTES.

The Company will authorize the issue and sale of:

(a) $270,000,000 aggregate principal amount of its 6.20% Series A Senior Notes due December 18, 2017 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series A Notes”);

(b) $100,000,000 aggregate principal amount of its 6.30% Series B Senior Notes due December 18, 2019 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series B Notes”); and

(c) $80,000,000 aggregate principal amount of its 6.35% Series C Senior Notes due July 16, 2018 (including any amendments, restatements or modifications from time to time thereof and all notes delivered in substitution or exchange for any such note pursuant to this Agreement, the “Series C Notes”);

The Series A Notes, the Series B Notes and the Series C Notes are sometimes referred to herein collectively as the “Notes,” and each of the Notes is sometimes referred to herein individually as a “Note.” The Series A Notes, the Series B Notes and the Series C Notes shall be substantially in the respective forms set out in Exhibit 1(a), 1(b) and 1(c). Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit”, unless otherwise specified, refer to a Schedule or an Exhibit attached to this Agreement.

2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closings provided for in Section 3, Notes in the principal amounts, in the series and at the Closings specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3.	CLOSINGS.

3.1. First Closing.

The sale and purchase of the Series A Notes (each purchaser of Series A Notes, a “Series A Purchaser”) and the Series B Notes (each purchaser of Series B Notes, a “Series B Purchaser”) to be purchased by each of the Purchasers shall occur on December 18, 2007 (the First Closing Date”) at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 at 10:00 a.m., local time, at a closing (the “First Closing”) on the First Closing Date or on such later Business Day on or before December 21, 2007 as may be agreed upon by the Company, the Series A Purchasers and the Series B Purchasers. At the First Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each series of Notes to be purchased by such Purchaser (or such greater number of Notes of each series in denominations of at least $500,000 as such Purchaser may request), dated the First Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 9101016021 at JP Morgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, New York 10081, ABA number 021000021, in accordance with the funding instructions required by Section 4.10.

3.2. Second Closing.

The sale and purchase of the Series C Notes to be purchased by each of the purchasers (each purchaser of Series C Notes, a “Series C Purchaser” and together with each Series A Purchaser and each Series B Purchaser being sometimes referred to herein, collectively, as the “Purchasers” and individually as a “Purchaser”) shall occur on July 15, 2008 (the “Second Closing Date” and, together with the First Closing Date, being sometimes referred to herein, individually, as a “Closing Date”) at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 at 10:00 a.m., local time, at a closing (the “Second Closing” and together with the First Closing being sometimes referred to herein collectively as the “Closings” and individually as a “Closing”) on the Second Closing Date or on such later Business Day on or before July 18, 2008 as may be agreed upon by the Company and the Series C Purchasers. At the Second Closing, the Company will deliver to each Series C Purchaser the Series C Notes to be purchased by such Series C Purchaser in the form of a single Note for each Series C Note to be purchased by such Series C Purchaser (or such greater number of Series C Notes in denominations of at least $500,000 as such Series C Purchaser may request), dated the Second Closing Date and registered in such Series C Purchaser’s name (or in the name of its nominee), against delivery by such Series C Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as set forth in Section 3.1 and the funding instructions required by Section 4.10.

3.3. Failure of the Company to Deliver; Failure to Satisfy Closing Conditions

If at either Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser on a Closing Date is subject to the fulfillment to such Purchaser’s satisfaction, prior to or on such Closing Date, of the following conditions:

4.1. Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct (a) with respect to the First Closing, on the First Closing Date after giving effect to the transactions contemplated by this Agreement to occur at or before the First Closing and (b) with respect to the Second Closing, on the Second Closing Date after giving effect to the transactions contemplated by this Agreement.

4.2. Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on such Closing Date and, after giving effect to the issue and sale of the Notes to be issued on such Closing Date (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Prior to the First Closing Date, neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.3, 10.4, 10.5 or 10.6 had such Sections applied since such date.

4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated such Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated such Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the Notes to be issued on such Closing Date.

4.4. Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated such Closing Date (a) from Robert S. Feit, Senior Vice President and General Counsel for the Company, in form and substance satisfactory to each of the Purchasers and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), and (b) from Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, dated such Closing Date, in form and substance satisfactory to each of the Purchasers and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

On such Closing Date such Purchaser’s purchase of the Notes to be issued on such Closing Date shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

Contemporaneously with each Closing, the Company shall sell to each other applicable Purchaser, and each such other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on the date hereof and on or before each Closing Date the reasonable fees, charges and disbursements of the applicable Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such date.

4.8. Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

4.9. Changes in Corporate Structure.

The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity (whether or not the transaction would be permitted by Section 10.4) at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10. Funding Instructions.

At least three Business Days prior to the date of each Closing, each applicable Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in the notice delivered pursuant to Section 3.1 or Section 3.2, as applicable, including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the applicable Notes is to be deposited.

4.11. Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser on the date hereof and on each Closing Date that:

5.1. Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform its obligations hereunder and thereunder.

5.2. Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

The Company, through its agent, Wachovia Capital Markets, LLC, has delivered to each Purchaser a copy of a Confidential Offering Memorandum, dated August, 2007 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings referred to in the Memorandum, or posted in respect of the Company on website www.syndtrak.com prior to August 24, 2007, in connection with the transactions contemplated hereby, as of their respective dates, and the financial statements listed in Schedule 5.5, taken as a whole (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. Except as disclosed in the Disclosure Documents or in the financial statements listed in Schedule 5.5, since December 31, 2006 there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect (it being understood for the purposes of this Section 5.3 that any event or condition which shall cause the Company to be unable to satisfy the covenants described in Section 10.1 for any period after December 31, 2006 on a pro forma basis shall be deemed to have a Material Adverse Effect).

5.4. Organization and Ownership of Shares of Subsidiaries.

Schedule 5.4 contains complete and correct lists of the Company’s (i) Subsidiaries, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) Affiliates, other than Subsidiaries, and (iii) directors and senior officers.

(a) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(b) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(c) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. Financial Statements, etc.

The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed in Schedule 5.5 and those required to be delivered pursuant to Section 7.1. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Neither the Company nor any Subsidiary had any material liabilities of a type required to be disclosed in financial statements (or notes thereto) prepared in accordance with GAAP, including material obligations under Guaranties, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments in respect of derivatives, that are not reflected in the financial statements listed in Schedule 5.5 or otherwise disclosed in the Disclosure Documents.

5.6. Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7. Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained by the Company or any Subsidiary in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

The Company and its Subsidiaries have filed all federal and state income tax returns and all other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate in the good faith judgment of the Company’s management. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1998.

5.10. Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases under which the Company or any Subsidiary is a lessee that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

Except as to matters that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect,

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are individually or in the aggregate Material, without known conflict with the rights of others,

(b) to the knowledge of the Company, no product of the Company or any Subsidiary infringes any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, and

(c) to the knowledge of the Company, there is no violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not reasonably be expected to be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of December 31, 2005 (which is the date of the Plan’s most recently ended plan year) on the basis of the actuarial assumptions specified for funding purposes in such Plan’s 2005 actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes at each Closing hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser at such Closing.

5.13. Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than sixty (60) other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14. Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to refinance existing Indebtedness of the Company and its Subsidiaries and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, and no part of the proceeds of such Indebtedness was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15. Existing Indebtedness; Future Liens, etc.

Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2007 (and including each guarantor thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries except as a result of the issuance and sale of the applicable Notes hereunder and application of the proceeds of such sale in accordance with Section 5.14. Neither the Company nor any Subsidiary is in default in, and no waiver of default is currently in effect in respect of, the payment of any principal or interest on any Indebtedness and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with the giving of notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

5.16. Foreign Assets Control Regulations, etc.

(a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) knowingly engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.17. Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.18. Environmental Matters.

Except as is disclosed in the Company’s Form 10-K for its fiscal year ending December 31, 2006 or any Form 10-Q filed by the Company subsequent thereto (the relevant portions of which are attached as Schedule 5.18), neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing, and except as to matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect,

(a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use,

(b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, and

(c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws.

5.19. Ranking.

All liabilities of the Company under the Notes will rank in right of payment either pari passu with or senior to all other unsecured, unsubordinated Indebtedness of the Company.

6.	REPRESENTATIONS OF THE PURCHASER.

6.1. Purchase for Investment.

(a) Each Purchaser severally represents that it is purchasing the Notes to be purchased by it for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(b) Each Purchaser severally represents that it has had the opportunity to ask questions of the officers and directors of the Company, and to obtain (and that it has received to its satisfaction) such information about the business and financial condition of the Company as it has reasonably requested.

(c) Each Purchaser severally represents that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

6.2. Source of Funds.

Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (as further defined in Schedule B, “PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as disclosed by such Purchaser to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this paragraph (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.	INFORMATION AS TO COMPANY.

The Company covenants that so long as any of the Notes are outstanding or any Purchaser has an obligation to purchase Notes hereunder:

7.1. Financial and Business Information.

The Company shall deliver to each holder of Notes that is an Institutional Investor and, without duplication, each Purchaser:

(a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the Company and its Subsidiaries and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.AMETEK.com) and shall have given each Purchaser notice of such availability on EDGAR and on its home page in connection with each delivery prior to such deadline (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 105 days or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

(A) an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

(B) a certificate of such accountants stating whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default (insofar as they relate to accounting and financial matters in Section 10), and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default (insofar as they relate to accounting and financial matters in Section 10) unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountants’ certificate described in clause (B) above (the “Accountants’ Certificate”), shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery, the Accountants’ Certificate;

(c) SEC and Other Reports — promptly upon their becoming publicly available, one copy of (i) each financial statement, report, notice or proxy statement sent by or to the Company or any Subsidiary to or by its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material, provided, that, the Company shall be deemed to have made such delivery of the documents referred to in clause (ii) if it shall have timely made Electronic Delivery thereof.

(d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware (i) of the existence of any Default or Event of Default, (ii) that any Person has given any notice with respect to a claimed default hereunder or (iii) that any Person has given any notice with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within ten days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Governmental Filings — promptly, and in any event within thirty days after a Responsible Officer becoming aware of the institution of any proceeding or filing against the Company or any Subsidiary with respect to, or the receipt of notice by the Company or any Subsidiary of potential liability or responsibility for violation or alleged violation of any federal, state or local law, rule or regulation, the violation of which could reasonably be expected to have a Material Adverse Effect, a written notice setting forth the nature thereof and the action, if any, that the Company proposes to take with respect thereto; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any Subsidiary or relating to the ability of the Company to perform its obligations hereunder and under the Notes, in each case as from time to time may be reasonably requested by any such holder.

7.2. Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a) Covenant Compliance — the information (including reasonably detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 to 10.3, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company or any Subsidiary shall have taken or proposes to take with respect thereto.

7.3. Inspection.

The Company shall permit the representatives of each holder of Notes and each Purchaser that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder or Purchaser and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested.

8.	PREPAYMENT OF THE NOTES.

Interest on the Notes shall be payable at the rates and at the times set forth in the Notes. As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof. In addition, the Company may make optional prepayments in respect of the Notes and under certain circumstances may be required to offer to prepay the Notes, all as hereinafter provided.

8.1. Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided in Section 8.2 and allocated as provided in Section 8.3, prepay at any time all, or from time to time any part of, the Notes (in a minimum principal amount, except for purposes of Section 10.3(d), of $5,000,000 and otherwise in multiples of $1,000,000), at the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount (if any) determined for the prepayment date with respect to such principal amount.

8.2. Notice of Prepayment; Make-Whole Computation.

The Company will call Notes for prepayment pursuant to Section 8.1 by giving written notice thereof to each holder of a Note, which notice shall be given not less than 30 nor more than 60 days prior to the date fixed for such prepayment (which shall be a Business Day) and shall specify the amount so to be prepaid and the date fixed for such prepayment. Each such notice of prepayment shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount (if any) due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Notice of prepayment having been so given, the aggregate principal amount of the Notes as specified in such notice, together with interest accrued thereon to the date of such prepayment, plus an amount equal to the Make-Whole Amount (if any) for each such Note, shall become due and payable on the specified prepayment date.

Two Business Days prior to the date fixed for any prepayment pursuant to Section 8.1, the Company will furnish to each holder of Notes a certificate signed by a Senior Financial Officer setting forth in reasonable detail the manner of calculation of the Make-Whole Amount as of the specified prepayment date.

8.3. Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to Section 8.1, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding (without regard to series) in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4. Maturity; Surrender; etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5. Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6. Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display on the Bloomberg Financial Markets Service having the same information if PX1 is replaced by the Bloomberg Financial Markets Service) for the most recently issued, actively traded, on-the-run benchmark U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the most recently issued, actively traded, on-the-run benchmark U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the most recently issued, actively traded, on-the-run benchmark U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.7. Prepayment in Connection with a Change of Control.

Promptly and in any event within five Business Days after the occurrence of a Change of Control, the Company will give written notice thereof (a “Change of Control Notice”) to the holders of all outstanding Notes, which Change of Control Notice shall (a) refer specifically to this Section 8.7, (b) describe the Change of Control in reasonable detail and specify the Change of Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof and (c) offer to prepay all outstanding Notes at the price specified below on the date therein specified (the “Change of Control Prepayment Date”), which shall be a Business Day not more than 90 days after the date of such Change of Control Notice. Each holder of a Note will notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on or before the date for such notice specified in such Change of Control Notice (the “Response Date”), which specified date shall be a Business Day not less than 30 days nor more than 60 days after the date of such Change of Control Notice. The Company shall prepay on the Change of Control Prepayment Date all of the outstanding Notes held by the holders as to which such offer has been so accepted (it being understood that failure of any holder to accept such offer on or before the Response Date shall be deemed to constitute rejection by such holder), at the principal amount of each such Note, together with interest accrued thereon to the Change of Control Prepayment Date but without premium. If any holder shall reject such offer on or before the Response Date, such holder shall be deemed to have waived its rights under this Section 8.7 to require prepayment of all Notes held by such holder in respect of such Change of Control but not in respect of any subsequent Change of Control.

For purposes of this Section 8.7, any holder of more than one Note may act separately with respect to each Note so held (with the effect that a holder of more than one Note may accept such offer with respect to one or more Notes so held and reject such offer with respect to one or more other Notes so held).

A “Change of Control” shall be deemed to have occurred if at any time after the date of this Agreement any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) shall acquire ownership, directly or indirectly, beneficially or of record, of more than 50% of the outstanding shares of the Voting Stock or economic interests of the Company.

8.8. Prepayment in Connection with the Disposition of Certain Assets.

(a) Notice and Offer. In the event net proceeds of a Disposition are to be used to make an offer (a “Transfer Prepayment Offer”) to prepay Notes pursuant to Section 10.3 of this Agreement (a “Debt Prepayment Transfer”), the Company will give written notice of such Debt Prepayment Transfer to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the net proceeds in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice, together with interest on the amount to be so prepaid accrued to the Transfer Prepayment Date. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the thirtieth (30th) day after the date of such notice.

(b) Acceptance and Payment. To accept such Transfer Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of such written notice from the Company, provided, that failure to accept such offer in writing within twenty (20) days after the date of such written notice shall be deemed to constitute a rejection of the Transfer Prepayment Offer. If so accepted by any holder of a Note, such offered prepayment (equal to not less than such holder’s Ratable Portion of the net proceeds in respect of such Debt Prepayment Transfer) shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date determined as of the date of such prepayment.

(c) Other Terms. Each offer to prepay the Notes pursuant to this Section 8.8 shall specify (i) the Transfer Prepayment Date, (ii) the net proceeds in respect of the applicable Debt Prepayment Transfer, (iii) that such offer is being made pursuant to Section 8.8 and Section 10.3 of this Agreement, (iv) the principal amount of each Note offered to be prepaid, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Transfer Prepayment Date and (vi) in reasonable detail, the nature of the Disposition giving rise to such Debt Prepayment Transfer and certifying that no Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer.

9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding or any Purchaser has an obligation to purchase Notes hereunder:

9.1. Compliance with Laws.

Without limiting Section 10.6, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including without limitation, ERISA and the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, to the extent necessary to ensure that non-compliance with such laws, ordinances, governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.2. Insurance.

The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Properties; Books and Records.

(a) The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) The Company will and will cause each of its Subsidiaries to keep proper books of records and account in which full, true and correct entries in conformity with GAAP (or, in the case of any Foreign Subsidiary, in accordance with local accounting standards) and all requirements of laws shall be made of all dealings and transactions in relation to their respective business and activities.

9.4. Payment of Taxes.

The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need (a) pay any such tax or assessment if the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) pay any such tax or assessment if the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, etc.

Subject to Section 10.4, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.3 and 10.4, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence of any Subsidiary or any such right or franchise could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.6. Ranking.

The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu with or senior to all other unsecured, unsubordinated Indebtedness of the Company.

10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding or any Purchaser has an obligation to purchase Notes hereunder:

10.1. Certain Financial Conditions.

The Company will not permit:

(a) Consolidated Debt to EBITDA — Consolidated Debt at any time to exceed 3.50 times EBITDA for the four consecutive fiscal quarters then most recently ended (beginning with the period of four fiscal quarters ending on June 30, 2007); or

(b) Interest Coverage — the ratio of (i) EBITDA to (ii) Interest Expense, in each case for the four consecutive fiscal quarters then most recently ended (beginning with the period of four fiscal quarters ending on June 30, 2007), to be less than 2.5 to 1.00; or

(c) Priority Debt — Priority Debt at any time to exceed 15% of Consolidated Total Assets (determined as of the end of the most recently ended fiscal quarter of the Company) provided, however, that no Lien created pursuant to Section 10.2(j) shall secure Indebtedness owing under the Bank Credit Agreement unless the Notes are equally and ratably secured by all property subject to such Lien and no Subsidiary shall guaranty or otherwise become obligated in respect of such Indebtedness unless such Subsidiary guaranties, or becomes similarly obligated in respect of, the Notes, in each case pursuant to documentation reasonably satisfactory to the Majority Holders.

If during any test period for which EBITDA is being determined any acquisition or Disposition shall have been consummated, then for purposes of clauses (a) and (b) above EBITDA shall be determined on a pro forma basis as if such acquisition or Disposition shall have been consummated on the first day of such test period and any Indebtedness incurred or retired in connection therewith had been incurred or retired on such first day.

10.2. Liens.

The Company will not and will not permit any Subsidiary to create, assume, incur or suffer to exist any Lien on any asset, whether now owned or hereafter acquired, except for the following:

(a) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which any of the Company and its Subsidiaries shall at the time in good faith be prosecuting an appeal or a proceeding for a review, and for which adequate reserves have been made;

(b) Liens for property taxes, assessments or other governmental charges which are not yet due and payable, statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, and other similar liens incurred in the ordinary course of business for sums not yet due and payable;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker’s compensation, unemployment insurance and other like laws, warehousemen’s and attorney’s liens and statutory landlord’s liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings, and for which adequate reserves have been made;

(d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of the affected property;

(e) Liens on property or assets of any Subsidiary securing Indebtedness owing to the Company or to a Subsidiary;

(f) Liens existing as of the date hereof securing Indebtedness of the Company or any Subsidiary and described on Schedule 5.15;

(g) any Lien existing on assets of a Person immediately prior to such Person being consolidated with or merged into the Company or a Subsidiary or such Person becoming a Subsidiary, or any Lien existing on any assets acquired by the Company or any Subsidiary at the time such assets are so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person becoming a Subsidiary or such acquisition of assets, and (ii) each such Lien shall extend solely to the item or items so acquired and, if required by the terms of the instrument originally creating such Lien, other assets which are an improvement to or are acquired for specific use in connection with such acquired Person or assets of a Person;

(h) Liens securing Indebtedness under Permitted Receivables Securitization Programs, provided that the aggregate principal amount of such Indebtedness does not exceed the greater of $125,000,000, or such other amount not to exceed 15% of Consolidated Tangible Assets;

(i) Liens created in substitution of or as a replacement for any Liens permitted by clauses (a) through (h) above, provided that a Senior Financial Officer shall have determined in good faith that the assets encumbered by such substitute or replacement Lien are substantially similar in nature to and of equal or lesser value than the assets encumbered by the Lien that is being replaced; and

(j) Liens not otherwise permitted by the foregoing clauses of this Section 10.2 securing Indebtedness of the Company or any of its Subsidiaries, provided Priority Debt does not at any time exceed 15% of Consolidated Total Assets.

10.3. Disposition of Assets.

The Company will not and will not permit any Subsidiary to, directly or indirectly, sell, lease, transfer or otherwise dispose of any of its assets (including, without limitation, capital stock of any Subsidiary) or permit any Subsidiary to issue any capital stock (collectively a “Disposition,” which term shall not include any payment of dividends) unless, after giving effect to such proposed Disposition, the aggregate net book value of all assets of the Company and its Subsidiaries that were the subject of a Disposition during the period of 365 days ending on (and including) the date of such Disposition (valued, in the case of any issuance of capital stock by, or sale of capital stock of, a Subsidiary, as provided in the last sentence of this Section 10.3) does not exceed 15% of Consolidated Total Assets (as shown on the most recent consolidated balance sheet furnished pursuant to Section 7.1(b)), provided that the following Dispositions shall not be taken into account for purposes of such calculations under this Section 10.3:

(a) any Disposition in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that are obsolete;

(b) any Disposition by a Subsidiary to the Company or a Wholly-Owned Subsidiary;

(c) any Disposition otherwise permitted by Section 10.4; and

(d) any Disposition not otherwise permitted by the foregoing provisions of this Section 10.3 for fair value to the extent that the net proceeds of such Disposition are applied within 360 days from the date of such Disposition either to (i) the acquisition, construction, improvement or development of operating assets (excluding, for the avoidance of doubt, cash and cash equivalents) to be used in the business of the Company and its Subsidiaries or (ii) the repayment or prepayment of unsubordinated Indebtedness of the Company or a Subsidiary (any such repayment or prepayment to include, except to the extent of any repayment of Indebtedness secured by the asset so disposed of, prepayment of Notes (at par and without payment of any Make-Whole Amount) to the extent that the offer to prepay the Notes pursuant to Section 8.8 has been accepted as provided therein, which offered prepayment of Notes is in at least an aggregate principal amount that bears the same relation to the amount then being applied to reduce all unsubordinated Indebtedness of the Company and its Subsidiaries as the aggregate unpaid principal amount of the Notes bears to the aggregate unpaid principal amount of all outstanding unsubordinated Indebtedness of the Company and its Subsidiaries); provided that any prepayment in connection with any revolving credit facility or similar facility shall be counted for purposes of this clause (ii) only to the extent the commitment of such facility is permanently reduced by the amount of such prepayment.

The aggregate net book value of any capital stock issued by any Subsidiary, or sold by the Company or any other Subsidiary, shall be deemed to be, in the case of an issuance or sale of common stock, the same percentage of the net book value of such Subsidiary’s assets as such issued or sold common stock is of all outstanding common stock of such Subsidiary (after giving effect to any such issuance) and, in the case of an issuance of Preferred Stock, the greater of the aggregate liquidation or redemption value thereof.

10.4. Merger, Consolidation, etc.

The Company will not consolidate or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that the Company may consolidate with or merge with any other corporation or convey or transfer all or substantially all of its assets to a corporation or limited liability company organized and existing under the laws of the United States or any State thereof, provided that

(a) the continuing, surviving or acquiring corporation or limited liability company (the “Surviving Person”) shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not the Surviving Person, (1) the Surviving Person shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes, in a form reasonably satisfactory to each holder of Notes and (2) the Surviving Person shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.4 from its liability under this Agreement or the Notes.

10.5. Transactions with Affiliates.

The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Wholly-Owned Subsidiary), except (a) pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon terms that are no less favorable to the Company or such Subsidiary than would be obtainable in an arm’s-length transaction with a Person not an Affiliate, (b) the Company may grant stock options, stock appreciation rights, restricted stock awards and phantom stock awards to its and its Subsidiaries’ directors in the ordinary course of business, and (c) the Company and its Subsidiaries may pay reasonable and customary fees to their directors who are not also officers or employees of the Company or any of its Subsidiaries.

10.6. Terrorism Sanctions Regulations.

The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) default in the payment of any interest on any Note for more than five days after such payment becomes due and payable; or

(c) default in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.1(b); or

(d) default in the performance of or compliance with any term contained in Sections 10.1 (other than subsection (b)) to 10.4, inclusive, and such default is not remedied within 10 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e) default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b), (c) and (d) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (e) of Section 11); or

(f) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(g) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; provided that it shall not constitute an Event of Default pursuant to clause (i) or (ii) of this Section 11(g) unless the outstanding principal amount of all such Indebtedness referred to in clauses (i) and (ii) above exceeds $25,000,000 (or its equivalent in another currency) at any one time; or

(h) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(j) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 (or its equivalent in another currency) are rendered against one or more of the Company and its Subsidiaries and which judgments are not (unless fully covered by one or more reputable and solvent insurance companies that have admitted liability in writing), within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

(a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Majority Holders, may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Majority Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid or deposited pursuant to trust arrangements acceptable to the Majority Holders all overdue interest on any Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than the non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including without limitation reasonable attorneys’ fees, expenses and disbursements.

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), within ten Business Days thereafter the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be in the form of Note for such series set forth in Exhibit 1(a) or Exhibit 1(b), as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.	PAYMENTS ON NOTES.

14.1. Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JP Morgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States or the principal office of a bank or trust company in New York, New York.

14.2. Home Office Payment.

So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15.	EXPENSES, ETC.

15.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company agrees to pay all costs and expenses (including reasonable attorneys’ fees of one special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the SVO or any successor organization succeeding to the authority thereof and (c) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

In furtherance of the foregoing, on the date hereof and on each Closing Date the Company will pay the reasonable fees and disbursements and other charges (including estimated unposted disbursements and other charges as of such date) of Purchasers’ special counsel which are reflected in the statement of such special counsel submitted to the Company at least one Business Day prior to such date. The Company will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees, if any, and disbursements and other charges of such special counsel in connection with the transactions hereby contemplated (including disbursements and other charges unposted as of such date to the extent such disbursements and other charges exceed estimated amounts paid as aforesaid).

15.2. Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

17.1. Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Majority Holders and, prior to the earlier of the Second Closing Date and the date the Purchasers have no further obligation to purchase Notes hereunder, a majority (by principal amount of their intended purchase hereunder) of the Purchasers in respect of any Notes which have not been issued at such time except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate of interest or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes Held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to a Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such other holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, any Subsidiary or any third party known by such Purchaser to be in violation of a duty of confidentiality owed by such party to the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree or whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

22.	MISCELLANEOUS.

22.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including without limitation any subsequent holder of a Note) whether so expressed or not.

22.2. Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.3. Jurisdiction and Process.

(a) The Company irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company irrevocably consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.3(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Company at its address specified in Section 18, or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that, to the fullest extent permitted by applicable law, such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.3 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE COMPANY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

(e) Any payment on account of an amount that is payable hereunder or under the Notes by the Company that is made to or for the account of any holder of Notes in any currency other than the currency specified for such payment, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Company, shall constitute a discharge of the Company’s obligation under this Agreement or the Notes only to the extent of the amount of Dollars that such holder (i) could purchase in the foreign exchange markets in New York, New York with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the day (other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in New York, New York) following receipt of the payment first referred to above or (ii) purchases pursuant to such holder’s regular banking arrangements at the time with respect to payments received in a currency other than Dollars. If the amount of Dollars, as the case may be, so purchased (or, absent such a purchase, the amount that could be so purchased) is less than the amount of Dollars, originally due to such holder, the Company agrees to pay the deficient amount to such holder upon demand.

The Company agrees, to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of any such currency deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement or the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order.

22.4. Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirements in Section 8 that notices in respect of prepayments specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount (if any) or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.5. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.6. Accounting Terms.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

22.7. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.8. Governing Law.

This Agreement and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

[Remainder of page intentionally left blank. Next page is signature page.]

If you are in agreement with the foregoing, please sign this Agreement in the space below provided on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

AMETEK, INC.

By: _/S/ John J. Molinelli
Name: John J. Molinelli
Title: Executive Vice President – Chief
Financial Officer

SCHEDULE A

INFORMATION AS TO PURCHASERS

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Name in which Notes are to be registered	NEW YORK LIFE INSURANCE COMPANY

Note registration number(s);	RA-1; $39,500,000
principal amount(s)	RB-1; $6,000,000

Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Payment on Account of Note	Credit: New York Life Insurance Company
Method	General Account No. 008-9-00687
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management and Operations Group
Securities Operations
2nd Floor
Address/Fax for Notices Related	Fax: 212-447-4160
to Payments	With a copy to: Email: FIIGLibrary@nylim.com

New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investment Group
Private Finance
2nd Floor
Fax: 212-447-4122
With a copy to: Email: FIIGLibrary@nylim.com
With a copy of any notice of default or Event of Default to:
Office of General Counsel
Investment Section, Room 1104
Address/Fax for All Other Notices	Fax: 212-576-8340

NEW YORK LIFE INSURANCE COMPANY
By:_ /S/ Trinh Nguyen________
Name: Trinh Nguyen
Form Signature Block	Title: Corporate Vice President

New York Life Investment Management LLC
51 Madison Avenue, Room 117M
New York, New York 10010-1603
Instructions re: delivery of Notes	Attn: Michael Boyd

Tax Identification Number	13-5582869

Purchaser Name NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in which Notes are to be registered	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Note registration number(s);	RA-2; $24,000,000
principal amount(s)	RB-2; $4,000,000

Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Payment on Account of Note	Credit: New York Life Insurance and Annuity Corporation
Method	General Account No. 323-8-47382
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management and Operations Group
Securities Operations
2nd Floor
Address/Fax for Notices Related	Fax: 212-447-4160
to Payments	With a copy to: Email: FIIGLibrary@nylim.com

New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investment Group
Private Finance
2nd Floor
Fax: 212-447-4122
With a copy to: Email: FIIGLibrary@nylim.com
With a copy of any notice of default or Event of Default to:
Office of General Counsel
Investment Section, Room 1104
Address/Fax for All Other Notices	Fax: 212-576-8340

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By: New York Life Investment Management LLC,
Its Investment Manager
By: _/S/ Trinh Nguyen__________
Name: Trinh Nguyen
Form Signature Block	Title: Director

New York Life Investment Management LLC
51 Madison Avenue, Room 117M
New York, New York 10010-1603
Instructions re: delivery of Notes	Attn: Michael Boyd

Tax Identification Number	13-3044743

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
Purchaser Name LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
Name in which Notes are to be	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
registered	LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

Note registration number(s); principal amount(s)	RA-3; $500,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Payment on Account of Note	Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED
Method	General Account No. 323-8-39002
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

New York Life Insurance and Annuity Corporation Institutionally Owned
Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management and Operations Group
Securities Operations
2nd Floor, Room 201
Address/Fax for Notices Related	Fax: 212-447-4160
to Payments	With a copy to: Email: FIIGLibrary@nylim.com

New York Life Insurance and Annuity Corporation Institutionally Owned
Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investment Group
Private Finance
2nd Floor
Fax: 212-447-4122
With a copy to: Email: FIIGLibrary@nylim.com
With a copy of any notice of default or Event of Default to:
Office of General Counsel
Investment Section, Room 1104
Address/Fax for All Other Notices	Fax: 212-576-8340

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By: New York Life Investment Management LLC,
Its Investment Manager
By: /S/ Trinh Nguyen
Name: Trinh Nguyen
Form Signature Block	Title: Director

New York Life Investment Management LLC
51 Madison Avenue, Room 117M
New York, New York 10010-1603
Instructions re: delivery of Notes	Attn: Michael Boyd

Tax Identification Number	13-3044743

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
Purchaser Name LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
Name in which Notes are to be	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
registered	LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

Note registration number(s); principal amount(s)	RA-4; $500,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Payment on Account of Note	Credit: NYLIAC SEPARATE BOLI 3-2
Method	General Account No. 323-9-56793
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

New York Life Insurance and Annuity Corporation Institutionally Owned
Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management and Operations Group
Securities Operations
2nd Floor, Room 201
Address/Fax for Notices Related	Fax: 212-447-4160
to Payments	With a copy to: Email: FIIGLibrary@nylim.com

New York Life Insurance and Annuity Corporation Institutionally Owned
Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investment Group
Private Finance
2nd Floor
Fax: 212-447-4122
With a copy to: Email: FIIGLibrary@nylim.com
With a copy of any notice of default or Event of Default to:
Office of General Counsel
Investment Section, Room 1104
Address/Fax for All Other Notices	Fax: 212-576-8340

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By: New York Life Investment Management LLC,
Its Investment Manager
By: ___/S/ Trinh Nguyen________________
Name: Trinh Nguyen
Form Signature Block	Title: Director

New York Life Investment Management LLC
51 Madison Avenue, Room 117M
New York, New York 10010-1603
Instructions re: delivery of Notes	Attn: Michael Boyd

Tax Identification Number	13-3044743

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
Purchaser Name LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
Name in which Notes are to be	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
registered	LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

Note registration number(s); principal amount(s)	RA-5; $500,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Payment on Account of Note	Credit: NYLIAC SEPARATE BOLI 30C
Method	General Account No. 304-6-23970
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

New York Life Insurance and Annuity Corporation Institutionally Owned
Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Financial Management and Operations Group
Securities Operations
2nd Floor, Room 201
Address/Fax for Notices Related	Fax: 212-447-4160
to Payments	With a copy to: Email: FIIGLibrary@nylim.com

New York Life Insurance and Annuity Corporation Institutionally Owned
Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Fixed Income Investment Group
Private Finance
2nd Floor
Fax: 212-447-4122
With a copy to: Email: FIIGLibrary@nylim.com
With a copy of any notice of default or Event of Default to:
Office of General Counsel
Investment Section, Room 1104
Address/Fax for All Other Notices	Fax: 212-576-8340

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By: New York Life Investment Management LLC,
Its Investment Manager
By: __/S/ Trinh Nguyen____________
Name: Trinh Nguyen
Form Signature Block	Title: Director

New York Life Investment Management LLC
51 Madison Avenue, Room 117M
New York, New York 10010-1603
Instructions re: delivery of Notes	Attn: Michael Boyd

Tax Identification Number	13-3044743

Purchaser Name THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in which Notes are to be registered	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Note registration number(s);	RA-6; $4,000,000
principal amount(s)	RC-1; $40,000,000

Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Payment on Account of Note	Account Name: Prudential Managed Portfolio
Method	Account No. P86188
Account Information	Ref: Security No. INV10921 and “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Description of Security: 6.35% Series C Senior Notes
due July 16, 2018
PPN: 031100 B#6
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections
For telephonic prepayment notices:
Manager, Trade Management Group
Address/Fax for Notices Related	Tel: 973-367-3141
to Payments	Fax: 888-889-3832

The Prudential Insurance Company of America
c/o Prudential Capital Group
1114 Avenue of the Americas, 30th Floor
New York, NY 10036
Address/Fax for All Other Notices	Attn: Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: ____/S/ Yvonne Guajardo______________
Name: Yvonne Guajardo
Form Signature Block	Title: Vice President

Prudential Capital Group
1114 Avenue of the Americas, 30th Floor
New York, NY 10036
Instructions re: delivery of Notes	Attention: Shawn White

Tax Identification Number	22-1211670

Purchaser Name UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
Name in which Notes are to be registered	UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-7; $6,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Payment on Account of Note	Account Name: UPARC PLAZ Trust 2 - Privates
Method	Account No. P86393
Account Information	Ref: Security No. INV10921 and “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Universal Prudential Arizona Reinsurance Company
c/o The Prudential Insurance Company of America
Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections
For telephonic prepayment notices:
Manager, Trade Management Group
Address/Fax for Notices Related	Tel: 973-367-3141
to Payments	Fax: 888-889-3832

Universal Prudential Arizona Reinsurance Company
c/o Prudential Capital Group
1114 Avenue of the Americas, 30th Floor
New York, NY 10036
Address/Fax for All Other Notices	Attn: Managing Director

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
By: Prudential Investment Management, Inc.,
as investment manager
By: __/S/ Yvonne Guajardo________________
Name: Yvonne Guajardo
Form Signature Block	Title: Vice President

Prudential Capital Group
1114 Avenue of the Americas, 30th Floor
New York, NY 10036
Instructions re: delivery of Notes	Attention: Shawn White

Tax Identification Number	41-2214052

Purchaser Name THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-8; $35,000,000
Federal Funds Wire Transfer
US Bank
777 East Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022
Payment on Account of Note	For Account of: NM Private Placement
Method	Account No.: 182380324521
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Address/Fax for Notices Related	Attn: Investment Operations
to Payments	Fax: 414-625-6998

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attn: Securities Department
Address/Fax for All Other Notices	Fax: 414-665-7124

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By: _ /S/ Howard Stern_____________
Name: Howard Stern
Form Signature Block	Title: Authorized Representative

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Instructions re: delivery of Notes	Attn: Andrew T. Vedder, Esq.

Tax Identification Number	39-0509570

Purchaser Name PACIFIC LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MAC & CO

RC-2; $10,000,000
RC-3; $10,000,000
RC-4; $5,000,000
RC-5; $5,000,000
RC-6; $1,000,000
RC-7; $1,000,000
RC-8; $1,000,000
Note registration number(s);	RC-9; $1,000,000
principal amount(s)	RC-10; $1,000,000

Federal Funds Wire Transfer
Mellon Trust of New England
ABA #: 0110-0123-4
DDA: 125261
Payment on Account of Note	Attn: MBS Income CC: 1253
Method	A/C Name: Pacific Life General Account/PLCF1810132
Account Information	Re: "Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.35% Series C Senior Notes
due July 16, 2018
PPN: 031100 B#6
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Mellon Trust
Attn: Pacific Life Accounting Team
Three Mellon Bank Center
AIM # 153-3610
Pittsburgh, PA 15259
Fax: 412-236-7529
And:
Pacific Life Insurance Company
Attn: Securities Administration - Cash Team
700 Newport Center Drive
Address/Fax for Notices Related	Newport Beach, CA 92660-6397
to Payments	Fax: 949-640-4013

Pacific Life Insurance Company
Attn: Securities Department
700 Newport Center Drive
Newport Beach, CA 92660-6397
Address/Fax for All Other Notices	Fax: 949-219-5406

PACIFIC LIFE INSURANCE COMPANY
By:____/S/ Matthew A. Levene_______________
Name: Matthew A. Levene
Title: Assistant Vice President
By:____/S/ Cathy Schwartz__________________
Name: Cathy Schwartz
Form Signature Block	Title: Assistant Secretary

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271
Attn: Robert Ferraro (212-374-1918)
A/C Name: Pacific Life General Account
Instructions re: delivery of Notes	A/C#" PLCF1810132

Tax Identification Number	95-1079000

Purchaser Name THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-9; $10,000,000
Federal Funds Wire Transfer
The Bank of New York Mellon
New York, NY
ABA #: 021000018
BFN Account #: IOC566
Attn: Private Placement P&I Department
Payment on Account of Note	Further Credit: The Lincoln National Life Ins Co
Method	FCC Account #: 215733
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Bank of New York Mellon
P.O. Box 19266
Newark, NJ 07195
Attn: Priv Placement P&I Department
Reference: The Lincoln National Life Insurance Company – Account No.
215733
And
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 (Inv Accounting)

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 (Inv Accounting)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

The Bank of New York Mellon
One Wall Street, 3rd Floor
New York, NY 10286
Attn: Arnold Musella - Free Receive Department (212-635-1917)
Instructions re: delivery of Notes	Ref: The Lincoln National Life Insurance Company – Account #215733

Tax Identification Number	35-0472300

Purchaser Name THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-10; $10,000,000
Federal Funds Wire Transfer
The Bank of New York Mellon
New York, NY
ABA #: 021000018
BFN Account #: IOC566
Attn: Private Placement P&I Department
Payment on Account of Note	Further Credit: The Lincoln National Life Ins Co
Method	FCC Account #: 186226
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Bank of New York Mellon
P.O. Box 19266
Newark, NJ 07195
Attn: Priv Placement P&I Department
Reference: The Lincoln National Life Insurance Company – Account No.
186226
And
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 (Inv Accounting)

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 (Inv Accounting)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

The Bank of New York Mellon
One Wall Street, 3rd Floor
New York, NY 10286
Attn: Arnold Musella - Free Receive Department (212-635-1917)
Instructions re: delivery of Notes	Ref: The Lincoln National Life Insurance Company – Account #186226

Tax Identification Number	35-0472300

Purchaser Name THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-11; $8,000,000
Federal Funds Wire Transfer
The Bank of New York Mellon
New York, NY
ABA #: 021000018
BFN Account #: IOC566
Attn: Private Placement P&I Department
Payment on Account of Note	Further Credit: The Lincoln National Life Ins Co
Method	FCC Account #: 215718
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Bank of New York Mellon
P.O. Box 19266
Newark, NJ 07195
Attn: Priv Placement P&I Department
Reference: The Lincoln National Life Insurance Company – Account No.
215718
And
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 (Inv Accounting)

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 (Inv Accounting)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

The Bank of New York Mellon
One Wall Street, 3rd Floor
New York, NY 10286
Attn: Arnold Musella - Free Receive Department (212-635-1917)
Instructions re: delivery of Notes	Ref: The Lincoln National Life Insurance Company – Account #215718

Tax Identification Number	35-0472300

Purchaser Name THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-12; $4,000,000
Federal Funds Wire Transfer
The Bank of New York Mellon
New York, NY
ABA #: 021000018
BFN Account #: IOC566
Attn: Private Placement P&I Department
Payment on Account of Note	Further Credit: The Lincoln National Life Ins Co
Method	FCC Account #: 186232
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Bank of New York Mellon
P.O. Box 19266
Newark, NJ 07195
Attn: Priv Placement P&I Department
Reference: The Lincoln National Life Insurance Company – Account No.
186232
And
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 (Inv Accounting)

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 (Inv Accounting)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

The Bank of New York Mellon
One Wall Street, 3rd Floor
New York, NY 10286
Attn: Arnold Musella - Free Receive Department (212-635-1917)
Instructions re: delivery of Notes	Ref: The Lincoln National Life Insurance Company – Account #186232

Tax Identification Number	35-0472300

Purchaser Name THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-13; $1,000,000
Federal Funds Wire Transfer
The Bank of New York Mellon
New York, NY
ABA #: 021000018
BFN Account #: IOC566
Attn: Private Placement P&I Department
Payment on Account of Note	Further Credit: The Lincoln National Life Ins Co
Method	FCC Account #: 186228
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Bank of New York Mellon
P.O. Box 19266
Newark, NJ 07195
Attn: Priv Placement P&I Department
Reference: The Lincoln National Life Insurance Company – Account No.
186228
And
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 (Inv Accounting)

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 (Inv Accounting)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

The Bank of New York Mellon
One Wall Street, 3rd Floor
New York, NY 10286
Attn: Arnold Musella - Free Receive Department (212-635-1917)
Instructions re: delivery of Notes	Ref: The Lincoln National Life Insurance Company – Account #186228

Tax Identification Number	35-0472300

Purchaser Name THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-14; $1,000,000
Federal Funds Wire Transfer
The Bank of New York Mellon
New York, NY
ABA #: 021000018
BFN Account #: IOC566
Attn: Private Placement P&I Department
Payment on Account of Note	Further Credit: The Lincoln National Life Ins Co
Method	FCC Account #: 186221
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Bank of New York Mellon
P.O. Box 19266
Newark, NJ 07195
Attn: Priv Placement P&I Department
Reference: The Lincoln National Life Insurance Company – Account No.
186221
And
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 (Inv Accounting)

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 (Inv Accounting)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

The Bank of New York Mellon
One Wall Street, 3rd Floor
New York, NY 10286
Attn: Arnold Musella - Free Receive Department (212-635-1917)
Instructions re: delivery of Notes	Ref: The Lincoln National Life Insurance Company – Account #186221

Tax Identification Number	35-0472300

Purchaser Name SONS OF NORWAY
Name in which Notes are to be registered	US BANK CUSTODIAN F/B/O SONS OF NORWAY

Note registration number(s); principal amount(s)	RA-15; $1,000,000
Federal Funds Wire Transfer
U. S. Bank N.A.
Minneapolis, Minnesota
ABA #: 091000022
For A/C: 180183083765
Payment on Account of Note	Further Credit: Sons of Norway A/C #: 12601910
Method	Attention: Joyce Buehner Paydown Team
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

U.S. Bank
60 Livingston Avenue
EP-MN-WS4I / Rachel
St. Paul, MN 55107
Fax#: 866-350-5977
Reference: Sons of Norway and PPN
and
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Address/Fax for Notices Related	Attn: K. Estep – Investment Accounting
to Payments	Fax: (260) 455-2622 – Inv Accounting

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Fax: (215) 255-1654 – Private Placements
and
Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, IN 46802
Attn: K. Estep – Investment Accounting
Address/Fax for All Other Notices	Fax: (260) 455-2622 – Inv Accounting

SONS OF NORWAY
By: Delaware Investment Advisers, a series of Delaware
Management Business Trust, Attorney in Fact
By: /S/ Dennis A. Blume
Name: Dennis A. Blume
Form Signature Block	Title: Senior Vice President

U.S. Bank
60 Livingston Avenue
St. Paul, MN 55107
Attn: EP-MN-WS4I / Rachel Johnson (651-495-4249)
Instructions re: delivery of Notes	Reference: For Acct: 12601910; Sons of Norway

Tax Identification Number	41-0547795

Purchaser Name THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in which Notes are to be registered	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Note registration number(s); principal amount(s)	RA-16; $25,000,000
Federal Funds Wire Transfer
JPMorgan Chase
ABA #021000021
Chase/NYC/CTR/BNF
Payment on Account of Note	A/C 900-9-000200
Method	Reference A/C #G05978, Guardian Life and “Accompanying Information”
Account Information	below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Address/Fax for Notices Related	Investment Department 20-D
to Payments	Fax: (212) 919-2658/2656

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
Address/Fax for All Other Notices	Fax: (212) 919-2658/2656

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
By: __/S/ Brian Keating__________________
Name: Brian Keating
Form Signature Block	Title: Managing Director

JPMorgan Chase
4 New York Plaza – Ground Floor Receive Window
New York, NY 10004
Instructions re: delivery of Notes	Re: A/C #G05978, Guardian Life

Tax Identification Number	13-5123390

Purchaser Name BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
Name in which Notes are to be registered	BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

Note registration number(s); principal amount(s)	RA-17; $5,000,000
Federal Funds Wire Transfer
JPMorgan Chase
ABA #021000021
Chase/NYC/CTR/BNF
Payment on Account of Note	A/C 900-9-000200
Method	Reference A/C #G07064, Berkshire Life Insurance and “Accompanying
Account Information	Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Address/Fax for Notices Related	Investment Department 20-D
to Payments	Fax: (212) 919-2658/2656

Berkshire Life Insurance Company of America
c/o The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
Address/Fax for All Other Notices	Fax: (212) 919-2658/2656

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
By: __/S/ Brian Keating________________
Name: Brian Keating
Form Signature Block	Title: Managing Director

JPMorgan Chase
4 New York Plaza – Ground Floor Receive Window
New York, NY 10004
Instructions re: delivery of Notes	Re: A/C #G07064, Berkshire Life Insurance

Tax Identification Number	75-1277524

Purchaser Name MINNESOTA LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MINNESOTA LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-18; $5,000,000
Federal Funds Wire Transfer
Mellon Bank, Pittsburgh, PA
ABA#: 011001234
DDA#: 048771
Account Name: Minnesota Life Insurance Company
Payment on Account of Note	Account #: ADFF0106002
Method	Cost Code: 1167
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Minnesota Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Minnesota Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

MINNESOTA LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _/S/ Lynne M. Mills____________
Name: Lynne M. Mills
Form Signature Block	Title: Senior Vice President

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Instructions re: delivery of Notes	Attn: Kathleen Posus

Tax Identification Number	41-0417830

Purchaser Name CINCINNATI INSURANCE COMPANY
Name in which Notes are to be registered	CINCINNATI INSURANCE COMPANY

Note registration number(s); principal amount(s)	RB-3; $5,000,000
Federal Funds Wire Transfer
Fifth Third Bank, Cincinnati, OH
ABA #: 042 000 314
Payment on Account of Note	Account #: 71575856/Trust Operations
Method	F/F/C 010034362646 SK-AGT Cincinnati Insurance Company
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Cincinnati Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Cincinnati Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

CINCINNATI INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: __/S/ Lynne M. Mills___________
Name: Lynne M. Mills
Form Signature Block	Title: Senior Vice President

Fifth Third Bank
5050 Kingsley Dr.
Md: 1MOB2J
Cincinnati, OH 45263
Attn: Kim Turner
Instructions re: delivery of Notes	Tel: 513-358-8018

Tax Identification Number	31-0542366

Purchaser Name FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
Name in which Notes are to be registered	FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

Note registration number(s); principal amount(s)	RB-4; $4,000,000
Federal Funds Wire Transfer
Comerica Bank
Detroit, MI
ABA #072-000-096
For credit to: Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number: 21585-98530
Payment on Account of Note	For further credit to: Farm Bureau Life Insurance Company
Method	of Michigan - Account Number: 1085001633
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Farm Bureau Life Insurance Company of Michigan
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Farm Bureau Life Insurance Company of Michigan
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
By: Advantus Capital Management, Inc.
By: _ /S/ Sean M. O’Connell_____________
Name: Sean M. O’Connell
Form Signature Block	Title: Vice President

Comerica Bank
411 West Lafayette
Detroit, MI 48275-3404
Attn: Dan Molnar MC 3462
Reference: Farm Bureau Life Insurance Company of Michigan
Instructions re: delivery of Notes	Internal Account Number: 1085001633

Tax Identification Number	38-6056370

Purchaser Name FORT DEARBORN LIFE INSURANCE COMPANY
Name in which Notes are to be registered	STRAFE & CO.

Note registration number(s); principal amount(s)	RA-19; $3,000,000
Federal Funds Wire Transfer
JPMorgan Private Client Services
ABA#: 044000037
For further credit to:
Banc One Account #: 2600218706
Account Name: Fort Dearborn Life Ins Co (Separate - MVA)
Payment on Account of Note	Attn: Cami Chapman (614) 244-4084
Method	Credit: #980401787
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

FORT DEARBORN LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _ /S/ Sean M. O’Connell____________
Name: Sean M. O’Connell
Form Signature Block	Title: Vice President

Banc One Investment Management Group
c/o Trade Settlement
340 South Cleveland Ave. Bldg. 350
Westerville, OH 43081
Instructions re: delivery of Notes	0H1-0393

Tax Identification Number	36-2598882

Purchaser Name FORT DEARBORN LIFE INSURANCE COMPANY
Name in which Notes are to be registered	STRAFE & CO.

Note registration number(s); principal amount(s)	RA-20; $1,500,000
Federal Funds Wire Transfer
JPMorgan Private Client Services
ABA#: 044000037
For further credit to:
Banc One Account #: 2600218717
Account Name: Fort Dearborn Life Ins Co (Advantus IP)
Payment on Account of Note	Attn: Cami Chapman (614) 244-4084
Method	Credit: #980401787
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

FORT DEARBORN LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _/S/ Sean M. O’Connell___________
Name: Sean M. O’Connell
Form Signature Block	Title: Vice President

Banc One Investment Management Group
c/o Trade Settlement
340 South Cleveland Ave. Bldg. 350
Westerville, OH 43081
Instructions re: delivery of Notes	0H1-0393

Tax Identification Number	36-2598882

Purchaser Name FORT DEARBORN LIFE INSURANCE COMPANY
Name in which Notes are to be registered	STRAFE & CO.

Note registration number(s); principal amount(s)	RA-21; $500,000
Federal Funds Wire Transfer
JPMorgan Chase
ABA#: 044000037
Recipient Account Name: PCS Operations
Recipient Account #: 980401787
For further credit to:
Payment on Account of Note	Account #: 2600218713
Method	Account Name: Fort Dearborn Life Ins Co (Equity Index Annuity - FIA)
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

FORT DEARBORN LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _/S/ Sean M. O’Connell________
Name: Sean M. O’Connell
Form Signature Block	Title: Vice President

Banc One Investment Management Group
c/o Trade Settlement
340 South Cleveland Ave. Bldg. 350
Westerville, OH 43081
Instructions re: delivery of Notes	0H1-0393

Tax Identification Number	36-2598882

Purchaser Name BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RA-22; $2,500,000
Federal Funds Wire Transfer
c/o Hare & Co.
The Bank of New York
ABA: #021 000 018 BNF: IOC 566
Payment on Account of Note	Attn P& I Department
Method	Account: 531463
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Blue Cross and Blue Shield of Florida, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Blue Cross and Blue Shield of Florida, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
By: Advantus Capital Management, Inc.
By: _/S/ Sean M. O’Connell________
Name: Sean M. O’Connell
Form Signature Block	Title: Vice President

The Bank of New York
One Wall Street 3rd Floor
Window A
New York, NY 10286
Acct Name: Blue Cross and Blue Shield of Florida, Inc.
Instructions re: delivery of Notes	Acct #531463

Tax Identification Number	59-2015694

Purchaser Name AMERICAN REPUBLIC INSURANCE COMPANY
Name in which Notes are to be	WELLS FARGO BANK N.A. AS CUSTODIAN FOR AMERICAN REPUBLIC INSURANCE
registered	COMPANY

Note registration number(s); principal amount(s)	RA-23; $2,000,000
Federal Funds Wire Transfer
Wells Fargo Bank, N.A.
ABA #121000248
BNFA=0000840245 (include all 10 digits)
BNF=Trust Wire Clearing
FFC Attn: Income Collections, a/c #20983400
Payment on Account of Note	For further credit to: American Republic Insurance Co.
Method	Account Number: 20983400
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

American Republic Insurance Company
c/o Advantus Capital Management Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

American Republic Insurance Company
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

AMERICAN REPUBLIC INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _/S/ Joseph R. Betlei_________
Name: Joseph R. Bethlei
Form Signature Block	Title: Vice President

Wells Fargo Bank Minnesota, N.A.
MAC N9306-059
Investors Building – 5th Floor
Security Control and Transfer
733 Marquette Ave.
Minneapolis, MN 55479
Account Name: American Republic Insurance Company
Account Number: 20983400
Instructions re: delivery of Notes	Contact Name: Duane Johnson (612) 667-6723

Tax Identification Number	42-0113630

Purchaser Name GREAT WESTERN INSURANCE COMPANY
Name in which Notes are to be registered	MERRILL LYNCH FOR GREAT WESTERN INSURANCE COMPANY

Note registration number(s); principal amount(s)	RB-5; $1,500,000
Federal Funds Wire Transfer
JPMorgan Chase
ABA Number: 021 000 021
DDA: 930-4-019012
Sub Account: 035-00202
Payment on Account of Note	Attn: Richard D’Angelo
Method	Phone #: 904-218-1683
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Great Western Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Great Western Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

GREAT WESTERN INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _/S/ Joseph R. Bethlei_________
Name: Joseph R. Bethlei
Form Signature Block	Title: Vice President

New York Window / DTCC
55 Water Street
New York, NY 10041
Acct #: 70G-13700, Great Western Ins. Co.
Attn: Butch Puazo (212) 855-2465
Instructions re: delivery of Notes	Rosa Acebo (212) 855-2468

Tax Identification Number	87-0395954

Purchaser Name THE CATHOLIC AID ASSOCIATION
Name in which Notes are to be registered	WELLS FARGO BANK N.A. FBO THE CATHOLIC AID ASSOCIATION

Note registration number(s); principal amount(s)	RA-24; $500,000
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
Wells Fargo Acct Name: The Catholic Aid Association
Payment on Account of Note	Wells Fargo Acct #: 15313201
Method	Contact Name: Duane Johnson (612) 667-0749
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The Catholic Aid Association
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

The Catholic Aid Association
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

THE CATHOLIC AID ASSOCIATION
By: Advantus Capital Management, Inc.
By: __/S/ Kathleen H. Parker________
Name: Kathleen H. Parker
Form Signature Block	Title: Vice President

Wells Fargo Bank N.A.
733 Marquette Ave. 5th Floor
MAC N9306-059
Security Control and Transfer
Minneapolis, MN 55479
Account Name: The Catholic Aid Association
Account Number: 15313201
Instructions re: delivery of Notes	Attn: Tina Frederick (612) 667-0749

Tax Identification Number	41-0182070

Purchaser Name COLORADO BANKERS LIFE INSURANCE COMPANY
Name in which Notes are to be registered	STRAFE & CO. F/A/O COLORADO BANKERS LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RB-6; $500,000
Federal Funds Wire Transfer
JPMorgan Private Client Services
ABA #044000037
F/A/O: Colorado Bankers Life Insurance Co.
Payment on Account of Note	Account #2600392300
Method	Credit #980401787
Account Information	Ref: “Accompanying Information” below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Colorado Bankers Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
Address/Fax for Notices Related	St. Paul, MN 55101
to Payments	Attn: Client Administrator

Colorado Bankers Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Address/Fax for All Other Notices	Attn: Client Administrator

COLORADO BANKERS LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.
By: _/S/ Kathleen H. Parker_________
Name: Kathleen H.Parker
Form Signature Block	Title: Vice President

Banc One Investment Management Group
c/o Trade Settlement
340 South Cleveland Avenue
350 Building
Westerville, OH 43081
Instructions re: delivery of Notes	OH1-0393

Tax Identification Number	84-0674027

Purchaser Name BANKERS LIFE AND CASUALTY COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s);	RA-25; $6,500,000
principal amount(s)	RB-7; $4,000,000

Federal Funds Wire Transfer
Bankers Life and Casualty Company
The Bank of New York
ABA# 021-000-018
BNF: IOC566
Payment on Account of Note	Attn: P&I Department (Purisima Teylan)
Method	Re: Bankers Life and Casualty Co., Acct# 0000014814 and "Accompanying
Account Information	Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Manager, Investment Operations
535 N. College Drive
Carmel, IN 46032
Address/Fax for Notices Related	Tel: 317-817-6069
to Payments	Fax: 317-817-2589

Bankers Life and Casualty Company
535 N. College Drive
Carmel, IN 46032
Attn: Timothy L. Powell, Vice President
Tel: 317-817-3633
Address/Fax for All Other Notices	Fax: 317-817-2589

BANKERS LIFE AND CASUALTY COMPANY
By:__/S/ Timothy L. Powell__________
Name: Timothy L. Powell
Form Signature Block	Title: Vice President

John K. Nasser
535 N. College Drive
Carmel, IN 46032
Tel: 317-817-6069
Instructions re: delivery of Notes	Fax: 317-817-2589

Tax Identification Number	36-0770740

Purchaser Name CONSECO LIFE INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RB-8; $2,500,000
Federal Funds Wire Transfer
The Bank of New York
ABA# 021-000-018
BNF: IOC566
Payment on Account of Note	Attn: P&I Department (Purisima Teylan)
Method	Re: Conseco Life Insurance Co., Acct# 0000232471 and "Accompanying
Account Information	Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Manager, Investment Operations
535 N. College Drive
Carmel, IN 46032
Address/Fax for Notices Related	Tel: 317-817-6069
to Payments	Fax: 317-817-2589

Conseco Life Insurance Company
535 N. College Drive
Carmel, IN 46032
Attn: Timothy L. Powell, Vice President
Tel: 317-817-3633
Address/Fax for All Other Notices	Fax: 317-817-2589

CONSECO LIFE INSURANCE COMPANY
By:_ /S/ Timothy L. Powell________
Name: Timothy L. Powell
Form Signature Block	Title: Vice President

John K. Nasser
535 N. College Drive
Carmel, IN 46032
Tel: 317-817-6069
Instructions re: delivery of Notes	Fax: 317-817-2589

Tax Identification Number	04-2299444

Purchaser Name COLONIAL PENN LIFE INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RB-9; $500,000
Federal Funds Wire Transfer
The Bank of New York
ABA# 021-000-018
BNF: IOC566
Payment on Account of Note	Attn: P&I Department (Purisima Teylan)
Method	Re: Colonial Penn Life Insurance Co., Acct# 0000067017 and
Account Information	"Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Manager, Investment Operations
535 N. College Drive
Carmel, IN 46032
Address/Fax for Notices Related	Tel: 317-817-6069
to Payments	Fax: 317-817-2589

Colonial Penn Life Insurance Company
535 N. College Drive
Carmel, IN 46032
Attn: Timothy L. Powell, Vice President
Tel: 317-817-3633
Address/Fax for All Other Notices	Fax: 317-817-2589

COLONIAL PENN LIFE INSURANCE COMPANY
By: _ /S/ Timothy L. Powell_______
Name: Timothy L. Powell
Form Signature Block	Title: Vice President

John K. Nasser
535 N. College Drive
Carmel, IN 46032
Tel: 317-817-6069
Instructions re: delivery of Notes	Fax: 317-817-2589

Tax Identification Number	23-1628836

Purchaser Name CONSECO SENIOR HEALTH INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RB-10; $1,500,000
Federal Funds Wire Transfer
The Bank of New York
ABA# 021-000-018
BNF: IOC566
Payment on Account of Note	Attn: P&I Department (Purisima Teylan)
Method	Re: Conseco Senior Health Insurance Co., Acct# 0000005068 and
Account Information	"Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Manager, Investment Operations
535 N. College Drive
Carmel, IN 46032
Address/Fax for Notices Related	Tel: 317-817-6069
to Payments	Fax: 317-817-2589

Conseco Senior Health Insurance Company
535 N. College Drive
Carmel, IN 46032
Attn: Timothy L. Powell, Vice President
Tel: 317-817-3633
Address/Fax for All Other Notices	Fax: 317-817-2589

CONSECO SENIOR HEALTH INSURANCE COMPANY
By:__ /S/ Timothy L. Powell__________
Name: Timothy L. Powell
Form Signature Block	Title: Vice President

John K. Nasser
535 N. College Drive
Carmel, IN 46032
Tel: 317-817-6069
Instructions re: delivery of Notes	Fax: 317-817-2589

Tax Identification Number	23-0704970

Purchaser Name CONSECO HEALTH INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s);	RA-26; $2,000,000
principal amount(s)	RB-11; $1,500,000

Federal Funds Wire Transfer
The Bank of New York
ABA# 021-000-018
BNF: IOC566
Payment on Account of Note	Attn: P&I Department (Purisima Teylan)
Method	Re: Conseco Health Insurance Co., Acct# 0000005070 and "Accompanying
Account Information	Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Manager, Investment Operations
535 N. College Drive
Carmel, IN 46032
Address/Fax for Notices Related	Tel: 317-817-6069
to Payments	Fax: 317-817-2589

Conseco Health Insurance Company
535 N. College Drive
Carmel, IN 46032
Attn: Timothy L. Powell, Vice President
Tel: 317-817-3633
Address/Fax for All Other Notices	Fax: 317-817-2589

CONSECO HEALTH INSURANCE COMPANY
By:_ /S/ Timothy L. Powell_________
Name: Timothy L. Powell
Form Signature Block	Title: Vice President

John K. Nasser
535 N. College Drive
Carmel, IN 46032
Tel: 317-817-6069
Instructions re: delivery of Notes	Fax: 317-817-2589

Tax Identification Number	34-1083130

Purchaser Name WASHINGTON NATIONAL INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RA-27; $1,500,000
Federal Funds Wire Transfer
The Bank of New York
ABA# 021-000-018
BNF: IOC566
Payment on Account of Note	Attn: P&I Department (Purisima Teylan)
Method	Re: Conseco Health Insurance Co., Acct# 0000379363 and "Accompanying
Account Information	Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Manager, Investment Operations
535 N. College Drive
Carmel, IN 46032
Address/Fax for Notices Related	Tel: 317-817-6069
to Payments	Fax: 317-817-2589

Washington National Insurance Company
535 N. College Drive
Carmel, IN 46032
Attn: Timothy L. Powell, Vice President
Tel: 317-817-3633
Address/Fax for All Other Notices	Fax: 317-817-2589

WASHINGTON NATIONAL INSURANCE COMPANY
By:_ /S/ Timothy L. Powell________
Name: Timothy L. Powell
Form Signature Block	Title: Vice President

John K. Nasser
535 N. College Drive
Carmel, IN 46032
Tel: 317-817-6069
Instructions re: delivery of Notes	Fax: 317-817-2589

Tax Identification Number	36-1933760

Purchaser Name AMERUS LIFE INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RB-12; $10,000,000
Federal Funds Wire Transfer
The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on Account of Note	Custody Account Name: AmerUs Life Insurance Company
Method	Custody Account Number: 010040
Account Information	Re: "Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

AmerUs Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Julie Rivera
Address/Fax for Notices Related	Tel: 515-283-3431
to Payments	Fax: 515-283-3439

AmerUs Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Bradley Clark
Tel: 515-362-3524
Fax: 515-283-3439
Address/Fax for All Other Notices	Email: bradley.clark@avivausa.com

AMERUS LIFE INSURANCE COMPANY
By: Aviva Capital Management, Inc., its
authorized attorney-in-fact
By:_ /S/ Roger D. Fors____________
Name: Roger D. Fors
Form Signature Block	Title: VP– Private Placements

The Bank of New York
One Wall Street, 3rd Floor
Window A
FAO: AmerUs Life Insurance Company, A/C #010040
Instructions re: delivery of Notes	New York, NY 10286

Tax Identification Number	42-0175020

Purchaser Name AMERICAN INVESTORS LIFE INSURANCE COMPANY
Name in which Notes are to be registered	HARE & CO.

Note registration number(s); principal amount(s)	RB-13; $5,000,000
Federal Funds Wire Transfer
The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on Account of Note	Custody Account Name: American Investors Life Insurance Company
Method	Custody Account Number: 010048
Account Information	Re: "Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

American Investors Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Julie Rivera
Address/Fax for Notices Related	Tel: 515-283-3431
to Payments	Fax: 515-283-3439

American Investors Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Bradley Clark
Tel: 515-362-3524
Fax: 515-283-3439
Address/Fax for All Other Notices	Email: bradley.clark@avivausa.com

AMERICAN INVESTORS LIFE INSURANCE COMPANY
By: Aviva Capital Management, Inc., its
authorized attorney-in-fact
By:___/S/ Roger D. Fors_________
Name: Roger D. Fors
Form Signature Block	Title: VP– Private Placements

The Bank of New York
One Wall Street, 3rd Floor
Window A
FAO: American Investors Life Insurance Company, A/C #010048
Instructions re: delivery of Notes	New York, NY 10286

Tax Identification Number	48-0696320

Purchaser Name AVIVA LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MAC & CO

Note registration number(s); principal amount(s)	RB-14; $3,000,000
Federal Funds Wire Transfer
Federal Reserve Bank of Boston
ABA# 011001234
DDA# 125261
CC: 1253
Payment on Account of Note	Custody Account Name: Aviva Life – Priv EG Convertible Securities
Method	Custody Account Number: AVAF2011412
Account Information	Re: "Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Julie Rivera
Address/Fax for Notices Related	Tel: 515-283-3431
to Payments	Fax: 515-283-3439

Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Bradley Clark
Tel: 515-362-3524
Fax: 515-283-3439
Address/Fax for All Other Notices	Email: bradley.clark@avivausa.com

AVIVA LIFE INSURANCE COMPANY
By: Aviva Capital Management, Inc., its
authorized attorney-in-fact
By:__/S/ Roger D. Fors__________
Name: Roger D. Fors
Form Signature Block	Title: VP– Private Placements

Mellon Security Trust Company
120 Broadway
13th Floor – Teller Window
New York, NY 10271
For Credit to: Aviva Life - Priv EG Convertible Securities,
Instructions re: delivery of Notes	A/C # AVAF2011412

Tax Identification Number	04-2235236

Purchaser Name AVIVA LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MAC & CO

Note registration number(s); principal amount(s)	RB-15; $2,000,000
Federal Funds Wire Transfer
Federal Reserve Bank of Boston
ABA# 011001234
DDA# 125261
CC: 1253
Payment on Account of Note	Custody Account Name: Aviva Life – General Account Deferred TSA
Method	Custody Account Number: AVAF2010522
Account Information	Re: "Accompanying Information" below.

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Julie Rivera
Address/Fax for Notices Related	Tel: 515-283-3431
to Payments	Fax: 515-283-3439

Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
699 Walnut Street, Suite 1700
Des Moines, IA 50309
Attn: Bradley Clark
Tel: 515-362-3524
Fax: 515-283-3439
Address/Fax for All Other Notices	Email: bradley.clark@avivausa.com

AVIVA LIFE INSURANCE COMPANY
By: Aviva Capital Management, Inc., its
authorized attorney-in-fact
By:__/S/ Roger D. Fors___________
Name: Roger D. Fors
Form Signature Block	Title: VP– Private Placements

Mellon Security Trust Company
120 Broadway
13th Floor – Teller Window
New York, NY 10271
For Credit to: Aviva Life – General Account Deferred TSA,
Instructions re: delivery of Notes	A/C # AVAF2010522

Tax Identification Number	04-2235236

Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-28; $7,400,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Unified Traditional
Acct. Name: MassMutual BA 0033 TRAD Private ELBX
Account No. 30566056
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:__/S/ Emeka O. Onukwugha____
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	04-1590850

Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-29; $1,400,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Unified Traditional
Acct. Name: MassMutual BA 0038 DI Private ELBX
Account No. 30566064
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:__/S/ Emeka O. Onukwugha_________
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	04-1590850

Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-30; $2,400,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual IFM Non-Traditional
Account No. 30510589
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:__/S/ Emeka O. Onukwugha_______
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	04-1590850

Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-31; $3,100,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Pension Management
Account No. 30510538
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:__/S/ Emeka O. Onukwugha__________
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	04-1590850

Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-32; $1,400,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Spot Priced Contract
Account No. 30510597
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:__/S/ Emeka O. Onukwugha_________
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	04-1590850

Purchaser Name MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-33; $3,000,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Structured Settlement Fund
Account No. 30510634
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:_/S/ Emeka O. Onukwugha _________
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	04-1590850

Purchaser Name C.M. LIFE INSURANCE COMPANY
Name in which Notes are to be registered	C.M. LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-34; $1,300,000
Federal Funds Wire Transfer
Citibank, N.A.
New York, NY
ABA No. 021000089
For CM Life Segment 43 - Universal Life
Account No. 30510546
Ref: “Accompanying Information” below
Payment on Account of Note	With telephone advice of payment to the Securities Custody and
Method	Collection Department of Babson Capital Management LLC at (413)
Account Information	226-1889 or (413) 226-1803

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Address/Fax for Notices Related	Springfield, MA 01115
to Payments	Attention: Securities Custody and Collection Department

C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Address/Fax for All Other Notices	Attn: Securities Investment Division

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Sub-Adviser
By:__/S/ Emeka O. Onukwugha_______
Name: Emeka O. Onukwugha
Form Signature Block	Title: Managing Director

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Instructions re: delivery of Notes	Attn: Christopher Lawrence, Esq.

Tax Identification Number	06-1041383

Purchaser Name STATE FARM LIFE INSURANCE COMPANY
Name in which Notes are to be registered	STATE FARM LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-35; $20,000,000
Federal Funds Wire Transfer
JPMorganChase
ABA: 021000021
Attn: SSG Private Income Processing
A/C# 900 9 000200
Payment on Account of Note	For further credit to: State Farm Life Insurance Company
Method	Custody Account # G06893
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

State Farm Life Insurance Company
Investment Accounting Dept. D-3
Address/Fax for Notices Related	One State Farm Plaza
to Payments	Bloomington, IL 61710

State Farm Life Insurance Company
Investment Dept. E-8
One State Farm Plaza
Bloomington, IL 61710
Address/Fax for All Other Notices	Email: privateplacements@statefarm.com

STATE FARM LIFE INSURANCE COMPANY
By:____/S/ Julie Pierce_______________________
Name: Julie Pierce
Title: Senior Investment Officer
By:____/S/ Jeffrey T. Attwood_________________
Name: Jeffrey T. Attwood
Form Signature Block	Title: Investment Officer

JPMorganChase
4 New York Plaza
Ground Floor Receive Window
New York, NY 10041
Instructions re: delivery of Notes	Ref: Account: G06893

Tax Identification Number	37-0533090

Purchaser Name UNUM LIFE INSURANCE COMPANY OF AMERICA
Name in which Notes are to be registered	CUDD & CO.

Note registration number(s); principal amount(s)	RA-36; $10,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No. 021 000 021
SSG Private Income Processing
Payment on Account of Note	A/C #900-9-000200
Method	Custodial Account No. G08287
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Unum Life Insurance Company of America
c/o Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Address/Fax for Notices Related	Tel: (423) 294-1172
to Payments	Fax: (423) 294-3351

Unum Life Insurance Company of America
c/o Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Address/Fax for All Other Notices	Fax: (423) 294-3351

UNUM LIFE INSURANCE COMPANY OF AMERICA
By: Provident Investment Management, LLC, its Agent
By: ___/S/ Ben Vance________________
Name: Ben Vance
Form Signature Block	Title: Vice President

JPMorgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, New York 10004
Account No.: G08287
Attention: John Bouquet / G08287
Instructions re: delivery of Notes	Telephone: (212) 623-2840

Tax Identification Number	13-6022143

Purchaser Name PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
Name in which Notes are to be registered	CUDD & CO.

Note registration number(s); principal amount(s)	RB-16; $10,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
New York, NY
ABA No. 021 000 021
SSG Private Income Processing
Payment on Account of Note	A/C #900-9-000200
Method	Custodial Account No. G06704
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Provident Life and Accident Insurance Company
c/o Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Address/Fax for Notices Related	Tel: (423) 294-1172
to Payments	Fax: (423) 294-3351

Provident Life and Accident Insurance Company
c/o Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Address/Fax for All Other Notices	Fax: (423) 294-3351

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By: Provident Investment Management, LLC, its Agent
By: ___/S/ Ben Vance_______________
Name: Ben Vance
Form Signature Block	Title: Vice President

JPMorgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, New York 10004
Account No.: G06704
Attention: John Bouquet / G06704
Instructions re: delivery of Notes	Telephone: (212) 623-2840

Tax Identification Number	13-6022143

Purchaser Name ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in which Notes are to be registered	MAC & CO.

Note registration number(s); principal amount(s)	RB-17; $15,000,000
Federal Funds Wire Transfer
Mellon Bank, N.A.
ABA # 011001234
Mellon Bank Account No. AZAF6700012
DDA 125621
Payment on Account of Note	Cost Center 1253
Method	For Credit to Portfolio Account: AZLife AZAF6700012
Account Information	Reference: “Accompanying Information” as shown below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Tel: 203-221-8580
Fax: 203-221-8539
And via email: blandry@azoz.com
With a copy to:
Kathy Muhl
Supervisor – Income Group
Mellon Bank, N.A.
Three Mellon Center – Room 3418
Pittsburgh, Pennsylvania 15259
Address/Fax for Notices Related	Tel: 412-234-5192
to Payments	And via email: muhl.kl@mellon.com

Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Tel: 203-221-8580
Fax: 203-221-8539
Address/Fax for All Other Notices	E-mail: blandry@azoz.com

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By: Allianz of America, Inc. as the authorized signatory and investment manager
By: /S/ Gary Brown
Name: Gary Brown
Form Signature Block	Title: Assistant Treasurer

Mellon Security Trust Company
120 Broadway
13th Floor – Teller Window
New York, NY 10271
For Credit to: Allianz Life Insurance Company of North America,
Instructions re: delivery of Notes	AZ LIFE AZAF6700012

Tax Identification Number	41-1366075

Purchaser Name UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in which Notes are to be registered	UNITED OF OMAHA LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RB-18; $8,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:
United of Omaha Life Insurance Company
Payment on Account of Note	Account # 900-9000200
Method	a/c: G07097
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

JPMorgan Chase Bank
14201 Dallas Parkway - 13th Floor
Dallas, TX 75254-2917
Address/Fax for Notices Related	Attn: Income Processing – G. Ruiz
to Payments	a/c: G07097

United of Omaha Life Insurance Company
4 - Investment Accounting
Mutual of Omaha Plaza
Address/Fax for All Other Notices	Omaha, NE 68175-1011

UNITED OF OMAHA LIFE INSURANCE COMPANY
By: ___/S/ Curtis R. Caldwell__________
Name: Curtis R. Caldwell
Form Signature Block	Title: Vice President

JPMorgan Chase Bank
4 New York Plaza
Ground Floor Receive Window
New York, NY 10041
Instructions re: delivery of Notes	Account # G07097

Tax Identification Number	47-0322111

Purchaser Name COMPANION LIFE INSURANCE COMPANY
Name in which Notes are to be registered	COMPANION LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RB-19; $2,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:
Companion Life Insurance Company
Payment on Account of Note	Account # 900-9000200
Method	a/c: G07903
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

JPMorgan Chase Bank
14201 Dallas Parkway - 13th Floor
Dallas, TX 75254-2917
Address/Fax for Notices Related	Attn: Income Processing – G. Ruiz
to Payments	a/c: G07903

Companion Life Insurance Company
c/o United of Omaha Life Insurance Company
4 - Investment Accounting
Mutual of Omaha Plaza
Address/Fax for All Other Notices	Omaha, NE 68175-1011

COMPANION LIFE INSURANCE COMPANY
By: ___/S/ Curtis R. Caldwell_______________
Name: Curtis R. Caldwell
Form Signature Block	Title: Authorized Signer

JPMorgan Chase Bank
4 New York Plaza
Ground Floor Receive Window
New York, NY 10041
Instructions re: delivery of Notes	Account # G07903

Tax Identification Number	13-1595128

Purchaser Name AMERICAN UNITED LIFE INSURANCE COMPANY
Name in which Notes are to be registered	AMERICAN UNITED LIFE INSURANCE COMPANY

Note registration number(s);	RB-20; $2,000,000
principal amount(s)	RC-11; $4,500,000

Federal Funds Wire Transfer
Bank of New York
ABA #021000018
CREDIT A/C: GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on Account of Note	FFC Custody: 186683
Method	Custody Name: American United Life Insurance Co.
Account Information	Re: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Description of Security: 6.35% Series C Senior Notes
due July 16, 2018
PPN: 031100 B#6
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

American United Life Insurance Company
One American Square
P.O. Box 368
Address/Fax for Notices Related	Indianapolis, IN 46206
to Payments	Attn: Mike Bullock, Securities Department

American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, IN 46206
Address/Fax for All Other Notices	Attn: Mike Bullock, Securities Department

AMERICAN UNITED LIFE INSURANCE COMPANY
By: __/S/ Kent R. Adams______________
Name: Kent R. Adams
Form Signature Block	Title: VPFixed Income Securities

Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Attn: Arnold Musella, Free Receive
Instructions re: delivery of Notes	Re: American United Life, #186683

Tax Identification Number	35-0145825

Purchaser Name THE STATE LIFE INSURANCE COMPANY
Name in which Notes are to be registered	THE STATE LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RB-21; $3,000,000
Federal Funds Wire Transfer
Bank of New York
ABA #021000018
CREDIT A/C: GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on Account of Note	FFC Custody #: 343761
Method	Custody Name: The State Life Insurance Company
Account Information	Re: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

The State Life Insurance Company
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Address/Fax for Notices Related	Indianapolis, IN 46206
to Payments	Attn: Mike Bullock, Securities Department

The State Life Insurance Company
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, IN 46206
Address/Fax for All Other Notices	Attn: Mike Bullock, Securities Department

THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company, its Agent
By: ___/S/ Kent R. Adams_________
Name: Kent R. Adams
Form Signature Block	Title: VPFixed Income Securities

Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Attn: Arnold Musella, Free Receive
Re: The State Life Insurance Company c/o American United Life
Instructions re: delivery of Notes	Insurance Company, #343761

Tax Identification Number	35-0684263

Purchaser Name PIONEER MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	PIONEER MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RC-12; $500,000
Federal Funds Wire Transfer
Bank of New York
ABA #021000018
CREDIT A/C: GLA111566
A/C Name: Institutional Custody Insurance Division
Payment on Account of Note	FFC Custody #: 186709
Method	Custody Name: Pioneer Mutual Life Insurance Company
Account Information	Re: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.35% Series C Senior Notes
due July 16, 2018
PPN: 031100 B#6
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Pioneer Mutual Life Insurance Company
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Address/Fax for Notices Related	Indianapolis, IN 46206
to Payments	Attn: Mike Bullock, Securities Department

Pioneer Mutual Life Insurance Company
c/o American United Life Insurance Company
One American Square
P.O. Box 368
Indianapolis, IN 46206
Address/Fax for All Other Notices	Attn: Mike Bullock, Securities Department

PIONEER MUTUAL LIFE INSURANCE COMPANY
By: American United Life Insurance Company, its Agent
By: ___/S/ Kent R. Adams____________
Name: Kent R. Adams
Form Signature Block	Title: VPFixed Income Securities

Bank of New York
One Wall Street, 3rd Floor, Window A
New York, NY 10286
Attn: Arnold Musella, Free Receive
Re: Pioneer Mutual Life Insurance Company c/o American United Life
Instructions re: delivery of Notes	Insurance Company, #186709

Tax Identification Number	45-0220640

Purchaser Name PHOENIX LIFE INSURANCE COMPANY
Name in which Notes are to be registered	PHOENIX LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-37; $6,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
New York, NY
Account No. 900-9000-200
Payment on Account of Note	Account Name: Income Processing
Method	Reference A/C # G05123 (PHL Closed Block), Phoenix Life Insurance
Account Information	Company and “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Phoenix Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
Address/Fax for Notices Related	Hartford, CT 06115
to Payments	Attn: Private Placement Department

Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Address/Fax for All Other Notices	Attn: John Mulrain

PHOENIX LIFE INSURANCE COMPANY
By: __/S/ John H. Beers_____________
Name: John H. Beers
Form Signature Block	Title: Vice President

Phoenix Life Insurance Company
One American Row
Hartford, CT 06102-5056
Instructions re: delivery of Notes	Attn: John Mulrain

Tax Identification Number	06-0493340

Purchaser Name PHOENIX LIFE INSURANCE COMPANY
Name in which Notes are to be registered	PHOENIX LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-38; $3,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
New York, NY
Account No. 900-9000-200
Payment on Account of Note	Account Name: Income Processing
Method	Reference A/C # G05689 (PHL UL), Phoenix Life Insurance Company and
Account Information	“Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Phoenix Life Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
Address/Fax for Notices Related	Hartford, CT 06115
to Payments	Attn: Private Placement Department

Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Address/Fax for All Other Notices	Attn: John Mulrain

PHOENIX LIFE INSURANCE COMPANY
By: __/S/ John H. Beers___________
Name: John H. Beers
Form Signature Block	Title: Vice President

Phoenix Life Insurance Company
One American Row
Hartford, CT 06102-5056
Instructions re: delivery of Notes	Attn: John Mulrain

Tax Identification Number	06-0493340

Purchaser Name PHL VARIABLE INSURANCE COMPANY
Name in which Notes are to be registered	PHL VARIABLE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-39; $1,000,000
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
New York, NY
Account No. 900-9000-200
Payment on Account of Note	Account Name: Income Processing
Method	Reference A/C # G09389 (PHLVIC LIFE), Phoenix Life Insurance Company
Account Information	and “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

PHL Variable Insurance Company
c/o Phoenix Investment Partners
56 Prospect Street
Address/Fax for Notices Related	Hartford, CT 06115
to Payments	Attn: Private Placement Department

PHL Variable Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056
Address/Fax for All Other Notices	Attn: John Mulrain

PHL VARIABLE INSURANCE COMPANY
By: ___/S/ John H. Beers__________
Name: John H. Beers
Form Signature Block	Title: Vice President

PHL Variable Insurance Company
One American Row
Hartford, CT 06102-5056
Instructions re: delivery of Notes	Attn: John Mulrain

Tax Identification Number	06-1045829

Purchaser Name AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
Name in which Notes are to be registered	CHIMEFISH & CO

Note registration number(s); principal amount(s)	RB-22; $9,000,000
Federal Funds Wire Transfer
State Street Bank & Trust Company
ABA # 011000028
Payment on Account of Note	Account # 00076026, Income Collection
Method	Attn: Michael Rodelle
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.30% Series B Senior Notes
due December 18, 2019
PPN: 031100 B@8
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

American Equity Investment Life Insurance Co.
5000 Westown Parkway, Suite 440
West Des Moines, IA 50266
Address/Fax for Notices Related	Attn: Asset Administration
to Payments	Fax: 515-221-0329

American Equity Investment Life Insurance Co.
5000 Westown Parkway, Suite 440
West Des Moines, IA 50266
Attn: Investment Department - Private Placements
Address/Fax for All Other Notices	Fax: 515-221-0329

AMERICAN EQUITY INVESTMENT INSURANCE COMPANY
By: __/S/ Joyana Pilquist_____________
Name: Joyana Pilquist
Form Signature Block	Title: Vice President, Investment Operations

DTCC/New York Window
Plaza Level
55 Water Street
New York, NY 10041
Attn: Robert Mendez
Instructions re: delivery of Notes	For the account of State Street, account # BEV3

Tax Identification Number	65-1186810

Purchaser Name AMERITAS LIFE INSURANCE CORP.
Name in which Notes are to be registered	CHIMEBOARD & CO.

Note registration number(s); principal amount(s)	RA-40; $3,000,000
Federal Funds Wire Transfer
State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
Payment on Account of Note	DDA Clearing Account #00076026
Method	Further Credit - Custody Fund #1EJH for Ameritas Life Insurance Corp.
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

State Street Bank
P.O. Box 5756
Boston, MA 02206
Attn: Michael Rodelle
For the Account of State Street, #1EJH Ameritas Life Insurance Corp.
And:
Ameritas Life Insurance Corp.
c/o Summit Investment Partners
390 North Cotner Blvd.
Address/Fax for Notices Related	Lincoln, NE 68505
to Payments	Fax: (402) 467-6970

State Street Bank
P.O. Box 5756
Boston, MA 02206
Attn: Michael Rodelle
For the Account of State Street, #1EJH Ameritas Life Insurance Corp.
And;
Ameritas Life Insurance Corp.
c/o Ameritas Investment Advisors Inc.
390 North Cotner Blvd.
Lincoln, NE 68505
Address/Fax for All Other Notices	Fax: (402) 467-6970

AMERITAS LIFE INSURANCE CORP.
By: Summit Investment Partners, as Agent
By:___/S/ Andrew S. White__________
Name: Andrew S. White
Form Signature Block	Title: Managing Director Private Placements

DTCC/New York Window
55 Water Street
New York, NY 10041
Plaza Level - 3rd Floor
Attn: Robert Mendez, for the account of State Street, Account #1EJH,
Ameritas Life Insurance Corp.
Instructions re: delivery of Notes	With a copy to Jim Mikus at Summit Investment Partners per address above

Tax Identification Number	65-1186912

Purchaser Name ACACIA LIFE INSURANCE COMPANY
Name in which Notes are to be registered	CHIMEBRIDGE & CO.

Note registration number(s); principal amount(s)	RA-41; $2,000,000
Federal Funds Wire Transfer
State Street Bank & Trust Company
ABA #011-000-028
BNF: Physical Income Account
DDA Clearing Account #00076026
Payment on Account of Note	Income Collection - Attn: Michael Rodelle
Method	Further Credit - Custody Fund #1EJPfor Acacia Life Insurance Company
Account Information	Ref: “Accompanying Information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

State Street Bank
P.O. Box 5756
Boston, MA 02206
Attn: Michael Rodelle
For the Account of State Street, 1EJPfor Acacia Life Insurance Company
And:
Ameritas Life Insurance Corp.
c/o Summit Investment Partners
390 North Cotner Blvd.
Address/Fax for Notices Related	Lincoln, NE 68505
to Payments	Fax: (402) 467-6970

State Street Bank
P.O. Box 5756
Boston, MA 02206
Attn: Michael Rodelle
For the Account of State Street, 1EJPfor Acacia Life Insurance Company
And;
Ameritas Life Insurance Corp.
c/o Ameritas Investment Advisors Inc.
390 North Cotner Blvd.
Lincoln, NE 68505
Address/Fax for All Other Notices	Fax: (402) 467-6970

ACACIA LIFE INSURANCE COMPANY
By: Summit Investment Partners, as Agent
By:__/S/ Andrew S. White____________
Name: Andrew S. White
Form Signature Block	Title: Managing Director Private Placements

DTCC/New York Window
55 Water Street
New York, NY 10041
Plaza Level - 3rd Floor
Attn: Robert Mendez, for the account of State Street, Account 1EJPfor
Acacia Life Insurance Company
Instructions re: delivery of Notes	With a copy to Jim Mikus at Summit Investment Partners per address above

Tax Identification Number	65-1186790

Purchaser Name ASSURITY LIFE INSURANCE COMPANY
Name in which Notes are to be registered	ASSURITY LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	RA-42; $5,000,000
Federal Funds Wire Transfer
US Bank National Association
13th and M Streets
Lincoln, NE 68508
ABA: 1040-0002-9
Payment on Account of Note	For credit to Assurity Life Insurance Company
Method	General Fund Account #1-494-0092-9092
Account Information	Ref: “Accompanying information” below

Name of Company: Ametek, Inc.
Description of Security: 6.20% Series A Senior Notes
due December 18, 2017
PPN: 031100 B*0
Due date and application (as among principal, interest and/or
Accompanying Information	Make-Whole Amount) of the payment being made.

Assurity Life Insurance Company
4000 Pine Lake Road
Lincoln, NE 68516
Address/Fax for Notices Related	Attn: Investment Division
to Payments	Fax: 402/458-2170

Assurity Life Insurance Company
4000 Pine Lake Road
Lincoln, NE 68516
Attn: Investment Division, Victor Weber
Phone: 402/437-3682
Fax: 402/458-2170
Address/Fax for All Other Notices	E-mail: vweber@assurity.com

ASSURITY LIFE INSURANCE COMPANY
By:___/S/ Victor Weber__________
Name: Victor Weber
Form Signature Block	Title: Senior Director - Investments

Assurity Life Insurance Company
4000 Pine Lake Road
Lincoln, NE 68516
Instructions re: delivery of Notes	Attn: Investment Division, Victor Weber

Tax Identification Number	38-1843471

SCHEDULE B
DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accountants’ Certificate” is defined in Section 7.1(b).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of Voting Stock of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of Voting Stock. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“this Agreement” is defined in Section 17.3.

“Bank Credit Agreement” means the Credit Agreement dated as of September 17, 2001 among the Company, the Designated Subsidiary Borrowers (as defined therein), Bank of America, N.A., Wachovia Bank, N.A., PNC Bank National Association and SunTrust Bank, as Syndication Agents and JPMorgan Chase Bank, N.A., as Administrative Agent and the Banks named therein, as amended and restated as of October 6, 2006 and as further supplemented, amended, restated, refinanced or replaced from time to time, and any other credit agreement which may from time to time constitute the Company’s principal bank facility.

“Business Day” means, any day other than a Saturday, a Sunday, a day which is not a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease which is accounted for as a capital lease in accordance with GAAP.

“Change of Control” is defined in Section 8.7.

“Change of Control Notice” is defined in Section 8.7.

“Change of Control Prepayment Date” is defined in Section 8.7.

“Closing” is defined in Section 3.2.

“Closing Date” is defined in Section 3.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph to this Agreement.

“Confidential Information” is defined in Section 20.

“Consolidated Debt” means, at any time, all Indebtedness of the Company and its Subsidiaries (excluding intercompany items) determined on a consolidated basis in accordance with GAAP, including Indebtedness under securitization transactions.

“Consolidated Tangible Assets” means, at any time, Consolidated Total Assets minus all amounts that would be shown on a consolidated balance sheet of the Company prepared as of such date as goodwill or other intangible assets.

“Consolidated Total Assets” means, at any time, all assets of the Company and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

“Debt Prepayment Transfer” is defined in Section 8.8.

“Default” means an event or condition the occurrence or existence of which would, with the giving of notice or the lapse of time, or both, become an Event of Default.

“Default Rate” means that rate per annum of interest that is the greater of (i) (x) with respect to the Series A Notes, 8.20%, (y) with respect to the Series B Notes 8.30% and (z) with respect to the Series C Notes, 8.35% and (ii) 2% above the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time at its principal office in New York, New York as its “base rate” for loans denominated in Dollars.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” is defined in Section 10.3.

“Dollar” or “$” means the lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary of the Company incorporated or organized in the United States or any state or territory thereof.

“EBITDA” means, for any period, income before income taxes and extraordinary or nonrecurring gains or losses and any other non-recurring income or other charges of the Company and its Subsidiaries plus to the extent deducted in calculating such income (a) Interest Expense, (b) depreciation and amortization expense and (c) the amount of any increase in the Company’s LIFO reserve (exclusive of any portion thereof attributable to sales of assets) during such period (minus any decrease in the Company’s LIFO reserve (exclusive of any portion thereof attributable to sales of assets) during such period), all as the same are or would be set forth in a consolidated statement of income of the Company and its Subsidiaries for such period in accordance with GAAP or if any such item is not defined by GAAP, then as determined in the Company’s judgment.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“First Closing” is defined in Section 3.1.

“First Closing Date” is defined in Section 3.1.

“Foreign Subsidiary” means any Subsidiary of the Company that is not a Domestic Subsidiary.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including without limitation asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Indebtedness” means, as to any Person, at a particular time without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding trade payables and accrued expenses arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its reimbursement obligations in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) solely to the extent drawn and limited to the drawn amounts;

(f) Swaps of such Person;

(g) all obligations in respect of securitization transactions entered into by such Person, including any obligations in respect of any Permitted Receivables Securitization Program;

(h) in the case of the Company and its Subsidiaries, their aggregate Operating Lease Attributable Debt; and

(i) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (h) above.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (i) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any mutual fund, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Company and its Subsidiaries with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including without limitation all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs (i.e., costs minus benefits) under interest rate hedging agreements, but excluding amortization of deferred financing costs to the extent included in total interest expense, in each case net of the total interest income (excluding non-cash interest income on investments issued with original issue discount) of the Company and its Subsidiaries for such period, all determined on a consolidated basis.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Majority Holders” means, at any time, the holders of a majority of the unpaid principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes or (c) the validity or enforceability of this Agreement or the Notes.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Operating Lease Attributable Debt” means, at any time, the quotient of (a) the amount, if any, by which the aggregate payments required to be paid by the Company and its Subsidiaries during the then current fiscal year under operating leases at the time in effect with a remaining term (including terms of renewal or extension, whether or not renewed or extended) of more than three years exceeds $10,000,000, divided by (b) 0.08. By way of illustration, if on the date of determination such aggregate payments for the current fiscal year equals $11,000,000, the Operating Lease Attributable Debt at the time of determination shall be $12,500,000.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Receivables Securitization Program” means a receivables securitization program pursuant to which the Company or any Subsidiary sells or grants a security interest in its accounts receivable or an undivided interest therein, provided that the recourse of the purchaser or lender thereunder, as the case may be, for losses resulting from an obligor’s failure to pay a receivable due to credit problems is limited to such accounts receivable or an interest therein, and the collections thereof (it being understood that recourse to the Company and its Subsidiaries pursuant to provisions that are customary in an off-balance sheet accounts receivable transactions shall be permitted).

“Person” or “person” means an individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interest) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Priority Debt” means, at any time, the sum (without duplication) of (a) all Indebtedness of the Company and its Subsidiaries secured by Liens other than the Liens described in clauses (a) through (j) of Section 10.2 and (b) all Indebtedness of Subsidiaries excluding Indebtedness of any Subsidiary owing to the Company or a Wholly-Owned Subsidiary.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, inchoate or otherwise.

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in Section 3.2.

“QPAM” is defined in Section 6.2(d).

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Ratable Portion” means, in respect of any holder of any Note and any Disposition, an amount equal to the product of

(a) the net proceeds arising from such Disposition being offered to be applied to the payment of the Notes pursuant to Section 10.3(d)(ii), multiplied by

(b) a fraction, the numerator of which is the outstanding principal amount of such Note, and the denominator of which is the outstanding principal amount of all Notes.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Response Date” is defined in Section 8.7.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the subject matter of the relevant portion of this Agreement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Closing” is defined in Section 3.2.

“Second Closing Date” is defined in Section 3.2.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series A Notes” is defined in Section 1(a).

“Series A Purchaser” is defined in Section 3.1.

“Series B Notes” is defined in Section 1(b).

“Series B Purchaser” is defined in Section 3.1.

“Series C Notes” is defined in Section 1(c).

“Series C Purchaser” is defined in Section 3.2.

“Significant Subsidiary” means, at any time, each Subsidiary the total assets of which account for at least 1% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter).

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any corporation or other business entity a majority of the combined voting power of all Voting Stock of which is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Surviving Person” is defined in Section 10.4(a).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Transfer Prepayment Date” is defined in Section 8.8.

“Transfer Prepayment Offer” is defined in Section 8.8.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Voting Stock” means, with respect to any Person, any shares of stock or other equity interests of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, managers, trustees or other governing body of such Person.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

SCHEDULE 5.4
SUBSIDIARIES OF THE COMPANY, OWNERSHIP
OF SUBSIDIARY STOCK, ETC.

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

Advanced Measurement Technology, Inc.	Delaware ................	100%
AMETEK (Bermuda), Ltd.	Bermuda .................	100%
AMETEK (Canada), Ltd.	Canada ..................	100%
AMETEK IMTSA, S.A. de C.V.	Mexico ..................	100%
(In Liquidation) AMETEK Lamb Motores de Mexico, S.A. de C.V.	Mexico ..................	100%
AMETEK Mexicana, S.A.	Mexico ..................	100%
(In Liquidation) AMETEK Motors Holding, Inc.	Delaware ................	100%
AMETEK Receivables Corp.	Delaware ................	100%
AMETEK Thermal Systems, Inc.	Delaware ................	100%
Chandler Instruments Company, L.L.C	Texas ...................	100%
Grabner Instruments Messtechnik GmbH	Austria .................	100%
Petrolab, L.L.C	Delaware ................	100%
Controls Holding Corporation	Delaware ................	100%
Patriot Sensors & Controls Corporation	Delaware ................	100%
Nihon Drexelbrook KK	Japan ...................	100%
EDAX Inc.	Delaware ................	100%
EDAX Japan K.K	Japan ...................	100%
EDAX B.V	Netherlands .............	100%
EMA Corp.	Delaware ................	100%
Amekai (BVI), Ltd.	British Virgin Islands ..	50%
AMETEK Advanced Industries, Inc.	Delaware ................	100%
AMETEK Aircraft Parts & Accessories, Inc.	Delaware ................	100%
AMETEK Do Brasil Ltda.	Brazil ..................	100%
AMETEK Grundbesitz GmbH	Germany .................	100%
AMETEK International C.V.	Netherlands .............	99.9%
AMETEK Holdings B.V	Netherlands .............	100%
AMETEK Denmark A/S	Denmark .................	100%
AMETEK Elektomotory s.r.o	Czech Republic ..........	100%
AMETEK Holdings SARL	France ..................	100%
Financiere CAMECA (SAS)	France ..................	100%
Micro Analyse Instruments SAS	France ..................	100%
CAMECA SAS	France ..................	100%
CAMECA Instruments, Inc.	New York ................	100%
CAMECA Japan K.K	Japan ...................	100%
CAMECA Korea Co. Ltd.	Korea ...................	100%
CAMECA Taiwan Corp. Ltd.	Taiwan ..................	100%
CAMECA UK Limited	England .................	100%
CAMECA GmbH	Germany .................	100%
AMETEK Italia S.r.l	Italy ...................	100%
AMETEK Stepper Motors Europe Srl	Italy ...................	100%
AMETEK Singapore Private Ltd.	Singapore ...............	100%
Amekai Singapore Private Ltd.	Singapore ...............	50%
Amekai Meter (Xiamen) Co., Ltd.	China ...................	100%
AmeKai Taiwan Co., Ltd.	Taiwan ..................	50%
AMETEK Motors Asia Private Ltd.	Singapore ...............	100%
AMETEK Motors (Shanghai) Co., Ltd.	China ...................	100%
EMA Holdings UK Limited	England .................	100%
Airtechnology Holdings Limited	England .................	100%
Airtechnology Group Limited	England .................	100%
Aircontrol Technologies Limited (In Liquidation)	England .................	100%
Airscrew Limited	England .................	100%
Airtechnology Pension Trustees Ltd.	England .................	100%
AMETEK Holdings (UK) Ltd.	England .................	100%
Lloyd Instruments Ltd.	England .................	100%
AMETEK SAS	France ..................	63%
Solartron France SARL	France ..................	99.9%
Solartron Instruments Ltd.	England .................	100%
(In Liquidation) OOO “AMETEK”	Russia ..................	99%

AMETEK Precision Instruments (UK) Ltd. England 100%

Land Instruments International Ltd.England	100%
Land Instruments GmbHGermany	100%
Land Instruments S.r.l.Italy	100%
Land Instruments Sp zo.o.Poland	100%
Land Instruments Ltd.Japan	100%
TH Acquisition Company LimitedEngland Taylor Hobson Holdings LimitedEngland	100%
Taylor Hobson Overseas LimitedEngland	100%
AMETEK GmbHGermany	62%
AMETEK S.r.l.Italy	100%
Taylor Hobson K Inc.South Korea	100%
Taylor Hobson KKJapan	100%
Taylor Hobson LimitedEngland	100%
Solartron Metrology Ltd.England	100%
Solartron Deutschland GmbH Germany	100%
Solartron Metrology 2001 Ltd (In Liquidation) England	100%

Taylor Hobson, Inc. Delaware 100%

Taylor Hobson Trustees Limited	England ........	100%
SPECTRO Betelligungs GmbH	Germany ........	100%
SPECTRO Analytical Instruments (Asia-Pacific) Ltd.	Hong Kong ......	100%
SPECTRO GmbH	Germany ........	100%
SPECTRO Analytical Instruments GmbH & Co. KG	Germany ........	99%
SPECTRO Analytical Instruments, Inc.	Delaware .......	100%
SPECTRO Analytical Instruments (Pty). Ltd.	South Africa ...	100%
SPECTRO Analytical UK Limited	England ........	100%
SPECTRO BioNova GmbH (In Liquidation)	Germany ........	100%
AMETEK Land, Inc.	Delaware .......	100%
AMETEK Motors Hong Kong Ltd.	Hong Kong ......	100%
AMETEK Pittman, Inc.	Delaware .......	100%
AMETEK Precitech, Inc.	Delaware .......	100%
AMETEK SAI Holdings, Inc.	Delaware .......	100%
Southern Aero Partners, Inc.	Oklahoma .......	100%
HCC Industries, Inc.	Delaware .......	100%
AMETEK Ceramics, Inc.	Delaware .......	100%
Glasseal Products, Inc.	New Jersey .....	100%
Sealtron Acquisition Corp.	Delaware .......	100%
Sealtron, Inc.	Delaware .......	100%
HCC Aegis, Inc.	Delaware .......	100%
HCC Industries International	California .....	100%
HCC Machining Co., Inc.	Delaware .......	100%
Hermetic Seal Corporation	Delaware .......	100%
Norfolk Avon Realty Trust (Dormant)	Massachusetts ..	100%
HP Acquisition Corp.....................	Delaware .......	100%
Hamilton Precision Metals, Inc..........	Delaware .......	100%
Hamilton Precision Metals of Delaware, Inc.	Delaware .......	100%

NCC Holdings, Inc. Delaware 100%

AMETEK National Controls Corporation	Delaware ......	100%
Rotron Incorporated	New York ......	100%
SCPH Holdings, Inc.	Delaware ......	100%
AMETEK SCP, Inc.	Rhode Island ..	100%
SeaCon Phoenix (Barrow) Limited	England .......	100%
Seiko EG&G Co. Ltd.	Japan .........	49%
Solidstate Controls, Inc.	Delaware ......	100%
HDR Power Systems, Inc.	Delaware ......	100%
Solidstate Controls, Inc. de Argentina S.R.L	Argentina .....	99.9%
Solidstate Controls Mexico, S.A. de C.V.	Mexico ........	99.9%

• Exclusive of directors’ qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.

SCHEDULE 5.5
FINANCIAL STATEMENTS

The consolidated financial statements of AMETEK, Inc. and its subsidiaries included in:

AMETEK, Inc. Form 10-K for the year ended December 31, 2006

AMETEK, Inc. Form 10-Q for the period ended March 31, 2007

AMETEK, Inc. Form 10-Q for the period ended June 30, 2007

SCHEDULE 5.15
EXISTING INDEBTEDNESS; FUTURE LIENS, ETC.
AMETEK, Inc.

		Aggregate Principal
		Amount as of
	Obligor	June 30, 2007	(1)	Description	Guarantor

1.	AMETEK, Inc.	$225,000,000		7.2% Senior Notes, due 2008
2.	AMETEK, Inc.	105,000,000		Accounts Receivable Securitization program
3.	AMETEK, Inc.	100,405,000		5.96% 50 million British pound Senior Note
4.	AMETEK, Inc.	80,318,000		5.99% 40 million British pound Senior Note
5.	AMETEK, Inc.	91,567,000		Revolving credit loans
6.	AMETEK, Inc.	67,677,000		3.94% 50 million Euro Senior Note
7.	Taylor Hobson Limited	33,133,000		5.31%(LIBOR+ .69%) 20.75 million British	AMETEK, Inc.
				pound floating term loan
8.	AMETEK Motors (Shanghai) Co. Ltd.	1,313,000		Short-Term	AMETEK, Inc.
9.	AMETEK, Elektomotory CR S.R.O.	2,624,000		Short-Term	AMETEK, Inc.
10.	AMETEK (Italia) S.r.l.	2,657,000		Term Loan
11.	Grabner Instruments, GMBH	854,000		Short-Term
12.	AMETEK Denmark A/S	7,000		Term Loan
	Total	$710,555,000
(1)	Foreign indebtedness includes foreign exchange adjustments.
(2)	On August 9, 2007, the Company acquired CAMECA SAS. CAMECA SAS will add approximately 14.7MM Euro ($20.1M)
	of assumed Subsidiary debt and 60.0MM Euro ($82.1MM) of debt obligation of AMETEK, Inc. under the Revolving Credit that is
	not included in above Total.

SCHEDULE 5.18
ENVIRONMENTAL MATTERS

Schedule 5.18

2006 10-K Excerpt

17. Contingencies (also included in MD&A section)

Environmental Matters

Certain historic processes in the manufacture of products have resulted in environmentally hazardous waste by-products as defined by federal and state laws and regulations. While these waste products were handled in compliance with regulations existing at that time, at December 31, 2006 the Company is named a Potentially Responsible Party (PRP) at 16 non-AMETEK-owned former waste disposal or treatment sites. The Company is identified as a “de minimis” party in 13 of these sites based on the low volume of waste attributed to the Company relative to the amounts attributed to other named PRPs. In 11 of these sites, the Company has reached a tentative agreement on the cost of the de minimis settlement to satisfy its obligation and is awaiting executed agreements. The agreed-to settlement amounts are fully reserved. In the other two sites, the Company is continuing to investigate the accuracy of the alleged volume attributed to the Company as estimated by the parties primarily responsible for remedial activity at the sites to establish an appropriate settlement amount. In the three remaining sites where the Company is a non-de minimis PRP, the Company is participating in the investigation and/or related required remediation as part of a PRP Group and reserves have been established sufficient to satisfy the Company’s expected obligation.
The Company historically has resolved these issues within established reserve levels and reasonably expects this result will continue. In addition to these non-AMETEK-owned former waste disposal or treatment sites, the Company has an ongoing practice of providing reserves for probable remediation activities at certain of its current or previously owned manufacturing locations. For claims and proceedings against the Company with respect to other environmental matters, reserves are established once the Company has determined that a loss is probable and estimable. This estimate is refined as the Company moves through the various stages of investigation, risk assessment, feasibility study and corrective action processes. In certain instances, the Company has developed a range of estimates for such costs and has recorded a liability based on the low-end of the range. It is reasonably possible that the actual cost of remediation of the individual sites could vary from the current estimates,and the amounts accrued in the financial statements; however, the amounts of such variances are not expected to result in a material change to the financial statements. In estimating our liability for remediation, we also consider our likely proportionate share of the anticipated remediation expense and the ability of the other PRPs to fulfill their obligations. Total environmental reserves at December 31, 2006 and 2005 were $28.7 million and $6.8 million, respectively. In 2006, the Company provided $23.0 million of additional reserves, including $0.8 million for existing sites and $22.2 million related to the recent acquisitions of HCC ($21.2 million) and Land Instruments ($1.0 million). The additional reserves related to the recent acquisitions were recorded through purchase accounting and did not affect the Company’s income statement. The Company spent $1.1 million and $1.0 million, respectively, on such environmental matters in 2006 and 2005. The Company also has agreements with former owners of certain of its acquired businesses, including HCC, as well as new owners of previously owned businesses. Under certain of the agreements, the former or new owners retained, or assumed and agreed to indemnify the Company against, certain environmental and other liabilities under certain circumstances. In the case of HCC, the Company has assumed the liability for the performance of all required remedial activities at the site and has obtained indemnifications and other financial assurances from the former owners of HCC related to the costs for the required remedial activities. The Company has recorded a total of $15.8 million of receivables in its balance sheet related to the HCC matter for probable recoveries from third party escrow funds and other committed third party funds to support the required remediation as well as a deferred tax benefit of $2.8 million. In addition, the Company is indemnified by HCC’s former owners for up to $19.0 million of additional costs. The Company and some of the other parties also carry insurance coverage for some environmental matters. To date, those parties have met their obligations in all material respects. The Company has no reason to believe that such third parties would fail to perform their obligations in the future. In the opinion of management, based upon presently available information and past experience related to such matters, an adequate provision for probable costs has been made, and the ultimate cost resulting from these actions is not expected to materially affect the consolidated financial position, results of operations, or cash flows of the Company.

EXHIBIT 1(a)

[Form of Series A Note]

AMETEK, INC.

6.20% Series A Senior Note Due December 18, 2017

No. RA-[ ] $[ ]	[Date] PPN: 031100 B*0

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [     ], or registered assigns, the principal sum of [     ] Dollars ($[     ])(or so much thereof as shall not have been prepaid) on December 18, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.20% per annum from the date hereof, payable semiannually, on the 18th day of December and June in each year, commencing with the December or June next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.20% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 6.20% Series A Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 30, 2007 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

EXHIBIT 1(b)

[Form of Series B Note]

AMETEK, INC.

6.30% Series B Senior Note Due December 18, 2019

No. RB-[ ] $[ ]	[Date] PPN: 031100 B@8

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [     ], or registered assigns, the principal sum of [     ] Dollars ($[     ])(or so much thereof as shall not have been prepaid) on December 18, 2019 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.30% per annum from the date hereof, payable semiannually, on the 18th day of December and June in each year, commencing with the December or June next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.30% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 6.30% Series B Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 30, 2007 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title:

EXHIBIT 1(c)

[Form of Series C Note]

AMETEK, INC.

6.35% Series C Senior Note Due July 16, 2018

No. RC-[ ] $[ ]	[Date] PPN: 031100 B#6

For Value Received, the undersigned, AMETEK, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [     ], or registered assigns, the principal sum of [     ] Dollars ($[     ])(or so much thereof as shall not have been prepaid) on July 16, 2018, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.35% per annum from the date hereof, payable semiannually, on the 16th day of July and January in each year, commencing with the July or January next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.35% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 6.35% Series C Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 30, 2007 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AMETEK, INC.

By:
Name:
Title: